As filed with the Securities and Exchange Commission on July 8, 2005.

Securities Act Registration No. 333-__________

Investment Company Registration No. 811-7390



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        Pre-Effective Amendment No. ___ [  ]
                       Post-Effective Amendment No. ___ [  ]
                                     and/or
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 [X]
                               AMENDMENT NO. 9 [X]

                       Boulder Growth & Income Fund, Inc.
               (Exact Name of Registrant as Specified In Charter)

                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301
                    (Address of Principal Executive Offices)

                                 (303) 444-5483
              (Registrant's Telephone Number, including Area Code)

                             Stephen C. Miller, Esq.
                        Boulder Investment Advisers, LLC
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                     (Name and Address of Agent for Service)

                                   Copies to:

                             Arthur L. Zwickel, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                       515 South Flower Street, 25th Floor
                              Los Angeles, CA 90071


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]


                                  CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                 Title of Securities                   Amount Being    Proposed             Proposed            Amount of
                 Being Registered                      Registered      Maximum Offering     Maximum Aggregate   Registration Fee
                                                                       Price per Unit       Offering Price

Shares of  Preferred  Stock,  par value  $25,000  per
share...............................................   1,000 shares    $25,000              $25,000,000         $2,942.50

     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with
     Section  8(a) of the  Securities  Act of 1933,  as  amended,  or until this
     Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                       BOULDER GROWTH & INCOME FUND, INC.

                                     Form N2

                              CROSS REFERENCE SHEET


Items In
Part A     Caption                                                               Location in Prospectus

Item 1.    Outside Front Cover.................................................. Front Cover Page

Item 2.    Inside Front and Outside Back Cover Page............................. Front Cover Page

Item 3.    Fee Table and Synopsis............................................... Prospectus Summary and Fee Table

Item 4.    Financial Highlights................................................. Financial Highlights (Unaudited)

Item 5.    Plan of Distribution................................................. Front Cover Page;  Prospectus Summary; The Auction;
                                                                                 Underwriting

Item 6.    Selling Shareholders................................................. Not Applicable

Item 7.    Use of Proceeds...................................................... Use of Proceeds

Item 8.    General Description of the Registrant................................ Cover   Page;   Prospectus   Summary;   The   Fund;
                                                                                 Investment   Objective  and  Policies;   Investment
                                                                                 Philosophy;  Risk  Factors;  Determination  of  Net
                                                                                 Asset Value;  Capitalization  of the Fund and Other
                                                                                 Matters

Item 9.    Management........................................................... Prospectus   Summary;   Management   of  the  Fund;
                                                                                 Portfolio Contents; Description of Preferred Shares

Item 10.   Capital Stock , Long-Term Debt, and Other Securities................. Capitalization;  Description  of Preferred  Shares;
                                                                                 The Auction;  Capitalization  of the Fund and Other
                                                                                 Matters; Federal Income Tax Matters

Item 11.   Defaults and Arrears on Senior Securities...........................  Not Applicable

Item 12.   Legal Proceedings.................................................... Not Applicable

Item 13.   Table of Contents of the Statement of Additional                      Table of Contents of the  Statement  of  Additional
                                                                                 Information
           Information..........................................................


Items In
Part B      Caption                                                              Location in Statement of Additional Information


Item 14.    Cover Page.........................................................  Front Cover Page

Item 15.    Table of Contents..................................................  Front Cover Page

Item 16.    General Information and History....................................  Not Applicable

Item 17.    Investment Objective and Policies..................................  Investment   Objective  and  Policies;   Investment
                                                                                 Philosophy;

Item 18.    Management.........................................................  Management of the Fund;

Item 19.    Control Persons and Principal Holders of Securities................  Management  of  the  Fund;  Security  Ownership  of
                                                                                 Certain  Beneficial  Owners;  Ownership of the Fund
                                                                                 by Directors

Item 20.    Investment Advisory and Other Services.............................  Management  of  the  Fund;   Compensation   to  the
                                                                                 Advisers and  Administrator;  Factors Considered by
                                                                                 the   Independent   Directors  in   Approving   the
                                                                                 Investment   Advisory   Agreements;   Duration  and
                                                                                 Termination; Conflicts of Interest

Item 21.    Brokerage Allocation and Other Practices...........................  Portfolio  Transactions,  Brokerage  Allocation and
                                                                                 Other Practices

Item 22.    Tax Status.........................................................  Federal Income Tax Matters

Item 23.    Financial Statements...............................................  Financial Statements

PART C OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE MAY NOT SELL THESE SECURITIES UNTIL THIS REGISTRATION STATEMENT IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

                              SUBJECT TO COMPLETION

                    PRELIMINARY PROSPECTUS DATED JULY 8, 2005


                                   PROSPECTUS

                                   $25,000,000
                       BOULDER GROWTH & INCOME FUND, INC.
              Auction Market Preferred Shares ("Preferred Shares")

                                  1,000 Shares
                    Liquidation Preference $25,000 Per Share


The Boulder Growth & Income Fund, Inc. (the "Fund") is offering 1,000 Auction Market Preferred Shares. The shares are referred to in this prospectus as "Preferred Shares." The Fund is a closed-end, non-diversified management investment company.

Investment Objective. The Fund's investment objective is total return. The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts ("REITs") and closed-end registered investment companies. The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in REITs, which means it must invest more than 25% of its total assets in REITs and companies in the real estate industry. No assurance can be given that the Fund will achieve its investment objective.

Investment Advisers. Boulder Investment Advisers, LLC ("BIA") and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers ("SIA") (collectively the "Advisers") act as the co-investment advisers to the Fund. The address of the Fund and BIA is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of SIA is Bellerive, Queen Street, St. Peter, Barbados.

INVESTING IN THE PREFERRED SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 23 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE PREFERRED SHARES IS $25,000.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 PER SHARE      TOTAL
                                                               -------------- -------------

Public offering price (1).................................       $25,000        $25,000,000

Sales load................................................

Estimated offering expenses...............................

Proceeds, after expenses, to the Fund.....................


(1) The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

The underwriter is offering the Preferred Shares subject to various conditions. The underwriter expects to deliver the Preferred Shares to purchasers, in book-entry form, through the facilities of The Depository Trust Company ("DTC") on or about _________, 2005.

__________________, 2005

[Lead Underwriter - Full Name]

You should read this prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, before deciding whether to invest in the Preferred Shares, and retain it for future reference. A Statement of Additional Information dated July __, 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 48 of this prospectus. You may request a free copy of the Statement of Additional Information or the Fund's annual and semi-annual reports, request other information about the Fund, or make shareholder inquiries by calling (800) 331-1710 or by writing to the Fund. The Fund's Statement of Additional Information and annual and semi-annual reports are also available free of charge on the Fund's website (http://www.boulderfunds.net) and on the Securities and Exchange Commission's website (http://www.sec.gov), which also contains other information about the Fund. You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. The Fund's registration number under the Investment Company Act of 1940, as amended (the "1940 Act") is 811-02328.

The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is offering 1,000 Preferred Shares. The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares as to distribution of assets, as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be assigned a rating of Aaa by Moody's Investor Services, Inc. ("Moody's") and AAA by Fitch, Inc. ("Fitch").

The dividend rate for the Preferred Shares for the initial dividend period will be ___%. The initial dividend period for the Preferred Shares is from the date of issuance through ____________, 2005. For subsequent periods, the Preferred Shares will pay dividends based on a rate set at auction, usually held every twenty-eight days. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.

THE PREFERRED SHARES WILL NOT BE LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL PREFERRED SHARES THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH CERTAIN BROKER-DEALERS OR IN A SECONDARY MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.

                                TABLE OF CONTENTS
PRIVACY PRINCIPLES OF THE FUND....................................................................................3
PROSPECTUS SUMMARY................................................................................................4
FINANCIAL HIGHLIGHTS (UNAUDITED).................................................................................17
THE FUND.........................................................................................................17
USE OF PROCEEDS..................................................................................................17
CAPITALIZATION...................................................................................................18
INVESTMENT OBJECTIVE AND POLICIES................................................................................18
INVESTMENT PHILOSOPHY............................................................................................20
PORTFOLIO CONTENTS...............................................................................................20
RISK FACTORS.....................................................................................................23
MANAGEMENT OF THE FUND...........................................................................................27
DESCRIPTION OF PREFERRED SHARES..................................................................................33
   GENERAL.......................................................................................................33
   DIVIDENDS AND RATE PERIODS....................................................................................33
   REDEMPTION....................................................................................................36
   LIQUIDATION...................................................................................................36
   RATING AGENCY GUIDELINES AND ASSET COVERAGE...................................................................37
   VOTING RIGHTS.................................................................................................38
THE AUCTION......................................................................................................39
   GENERAL.......................................................................................................39
   AUCTION AGENCY AGREEMENT......................................................................................39
   BROKER-DEALER AGREEMENTS......................................................................................39
   AUCTION PROCEDURES............................................................................................39
   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.......................................................41
   NOTIFICATION OF RESULTS AND SETTLEMENT........................................................................42
   SECONDARY MARKET TRADING AND TRANSFERS OF Preferred Shares....................................................42
FEDERAL INCOME TAX MATTERS.......................................................................................43
DETERMINATION OF NET ASSET VALUE.................................................................................45
UNDERWRITING.....................................................................................................47
CAPITALIZATION OF THE FUND AND OTHER MATTERS.....................................................................45
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.....................................................48


                _______________________________________________

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is given as of the date of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since the date of this prospectus.


                         PRIVACY PRINCIPLES OF THE FUND

The Fund has established the following policy regarding information about the Fund's shareholders: We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any other company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data. The Fund's primary service providers (i.e., advisers, administrators, transfer agent and custodian (the "Service Providers")) have adopted individual privacy policies that conform with and assure the Fund's compliance with the foregoing.

The Fund and its Service Providers restrict access to non-public personal information about its shareholders to employees of the Fund's investment advisers and their affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Fund's privacy policies, please visit http://www.boulderfunds.net.

                               PROSPECTUS SUMMARY

The following is only a summary. This summary does not contain all of the information that you should consider before investing in the Preferred Shares, especially the information set forth under the heading "Risk Factors." You should review the more detailed information contained in the body of this prospectus, the Statement of Additional Information and the Fund's Articles Supplementary Creating and Fixing the Rights of Auction Preferred Stock (the "Articles Supplementary") attached as Appendix C to the Statement of Additional Information.

The  Fund           Boulder   Growth  &  Income   Fund,   Inc.  is  a
                    non-diversified,  closed-end  management  investment company that was  organized  in  October  1972 and began  investment activities  in January  1974.  The Fund's  common shares are traded on the New York Stock Exchange (the "NYSE") under the symbol  "BIF." As of _____ __, 2005,  the Fund had _________
                    shares of  common  stock  outstanding.  The  average  weekly trading volume of the Fund's common stock on the NYSE during the  period  from  ____________  through  _____________  was
                    ____shares.  As of ______ ___,  2005,  the net assets of the
                    Fund were approximately $___________.

                    As of July ___, 2005, the Fund had a bank line of credit in the amount of $20,000,000 (the "Bank Debt") of which it had drawn down $20,000,000. The Bank Debt is used for investment and will be repaid entirely in conjunction with the Offering
                    (defined below) out of the proceeds of the Offering.

                    The  Fund's  investment   advisers  are  Boulder  Investment
                    Advisers,  LLC and Stewart West Indies Trading Company, Ltd.
                    d/b/a Stewart Investment  Advisers.  The address of the Fund and BIA is 1680 38th Street,  Suite 800,  Boulder,  Colorado
                    80301.  The address of SIA is Bellerive,  Queen Street,  St.
                    Peter, Barbados.

The  Offering       The Fund is  offering an  aggregate  of 1,000
                    Preferred  Shares at a purchase  price of $25,000  per share plus dividends,  if any, that have accumulated from the date the Fund first issues the Preferred Shares (the "Offering").
                    The Preferred  Shares are being  offered  through a group of underwriters (the "Underwriters") led by [Lead Underwriter -
                    Full Name] ("Lead Underwriter").

                    The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for successive dividend periods. In general, except as described under "Description of Preferred Shares" and "Dividends and Rate
                    Periods" below, the dividend period for each series of Preferred Shares will be twenty-eight days. Deutsche Bank
                    Trust Company Americas (the "Auction Agent") will determine the dividend rate for any dividend period by an auction conducted on the business day immediately prior to the start of that dividend period. See "The Auction."

                    The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares at an auction by submitting orders to broker-dealers that have entered into agreements ("Broker-Dealer Agreements") with the Auction
                    Agent ("Broker-Dealers") or to broker-dealers that have entered into separate agreements with a Broker-Dealer.

                    Generally,  investors  in  the  Preferred  Shares  will  not receive certificates representing ownership of their shares.
                    The   Depository   Trust  Company  or  any  successor   (the
                    "Securities  Depository"  or "DTC") or its  nominee  for the account of the investor's Broker-Dealer will maintain record
                    ownership  of  Preferred   Shares  in  book-entry  form.  An
                    investor's Broker-Dealer,  in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.

Investment Objective and     The Fund's investment objective is total return. The
Principal Investment         Fund seeks to produce both income and long-term capital
Strategies                   appreciation by investing in a portfolio of equity and
                             debt securities. The Fund invests primarily in common
                             stocks, including dividend paying common stocks such
                             as those issued by utilities, real estate investment
                             trusts ("REITs") and regulated investment companies
                             under the Code (as defined below) ("RICs").
                             The Fund also invests in fixed income securities such
                             as U.S. government securities, preferred stocks and bonds.
                             The Fund invests primarily in securities of U.S.-based
                             companies and to a lesser extent in foreign equity
                             securities and sovereign debt, in each case
                             denominated in foreign currency. The Fund has no
                             restrictions on its ability to invest in foreign
                             securities. The Fund is concentrated in REITs,
                             which means it must invest more than 25% of its
                             total assets in REITs and companies in the real
                             estate industry. No assurance can be given that the
                             Fund will achieve its investment objective. See
                             "Investment Objective and Policies."


                    The  Fund  is a  "non-diversified"  investment  company,  as defined in the 1940 Act, which means that it is permitted to invest its assets in a more  limited  number of issuers than
                    "diversified"  investment  companies.  A diversified company may not,  with  respect to 75% of its total  assets,  invest more than 5% of its total  assets in the  securities  of any one issuer and may not own more than 10% of the  outstanding voting  securities of any one issuer.  However,  pursuant to the  requirements  of  Subchapter M of the Internal  Revenue
                    Code of 1986, as amended (the "Code"), (A) not more than 25%
                    of the Fund's total assets may be invested in  securities of any one issuer (other than U.S.  government  securities  and
                    RICs) or of any two or more issuers  controlled  by the Fund which may be deemed to be  engaged  in the same,  similar or related trades or businesses, and (B) with respect to 50% of the total value of the Fund's  portfolio,  (i) the Fund must limit  to 5% the  portion  of  its  assets  invested  in the securities of a single  issuer  (other than U.S.  government securities  and  RICs),  and  (ii) the Fund may not own more than 10% of the  outstanding  voting  securities  of any one issuer (other than U.S. government securities and RICs). The
                    Fund intends to concentrate its common stock  investments in a few issuers and to take large  positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be  subject  to a  greater  risk of loss than a
                    diversified   fund  or  a  fund  that  has  diversified  its
                    investments  more broadly.  Taking larger  positions is also likely to increase  the  volatility  of the Fund's net asset value,  reflecting  fluctuation  in the value of large  Fund holdings.

                    The Fund has adopted a concentration policy pursuant to which it must, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy. The portion of the Fund's assets invested in REITs and such other companies will vary based on market conditions, but it is not expected to exceed 50% of total assets. As of July ___, 2005, ____% of the Fund's assets were invested in REITs. Although the Fund can invest in REITs of any size, it currently intends to invest in REITs with market capitalizations of greater than $500 million. Although the Fund generally invests in U.S. REITs, such companies may invest directly or indirectly in non-U.S. properties, and the Fund may make direct investments in foreign REITs. The Fund presently owns one foreign REIT security.

                    Under the 1940 Act, the Fund must limit to 10% the portion of its assets invested in RICs, and under Subchapter M, no single investment can exceed 25% of the Fund's total assets at the time of purchase. These percentage limitations are calculated at the time of investment, and the Fund is not required to dispose of assets if holdings increase above these levels due to appreciation. As of July __, 2005, ___% of the Fund's assets were invested in RICs, and ___% of the Fund's assets were invested in Berkshire Hathaway, Inc.
                    (NYSE: BRK). The Fund has no restrictions on its ability to invest in foreign securities. As of July __, 2005, ___% of the Fund's assets were invested in foreign securities.

                    Under normal market  conditions,  the Fund intends to invest at least 80% of its net assets in common  stocks,  primarily domestic  common stocks and  secondarily  in foreign  common stocks denominated in foreign currencies. The portion of the
                    Fund's  assets that are not invested in common stocks may be invested in fixed income  securities,  cash  equivalents and income-producing  common stocks. The term  "income-producing common  stocks"  includes  RICs whose  objective  is income,
                    REITs, and other  dividend-paying  common stocks,  while the
                    term  "fixed  income   securities"   includes  bonds,   U.S.
                    government securities,  notes, bills, debentures,  preferred
                    stocks,  convertible  securities,   bank  debt  obligations,
                    repurchase    agreements   and   short-term   money   market
                    obligations.

                    Under normal circumstances, the Fund will not have more than 10% of its assets in cash or cash equivalents. The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of, but are not limited to, short-term (less than twelve months to maturity) U.S.
                    government securities, certificates of deposit and other bank obligations, investment grade corporate bonds, other debt instruments and repurchase agreements.

                    Except  for  the  Fund's  investment   objective,   industry
                    concentration  and  fundamental  investment  restrictions as described  in  this  prospectus  and  in  the  Statement  of
                    Additional  Information,   the  percentage  limitations  and
                    investment  policies  set  forth in this  prospectus  can be changed  by the  Fund's  Board of  Directors  (the  "Board")
                    without shareholder approval.

Use of  Leverage    The  Fund  expects  to  utilize  financial
by the Fund         leverage  on  an  ongoing  basis  for  investment   purposes
                    specifically  through the issuance of the Preferred  Shares.
                    After  completion of the Offering,  the Fund anticipates its total leverage from the issuance of Preferred Shares will be approximately  [22%] of the Fund's total assets. This amount may change but the Fund will not incur  additional  leverage in the form of  preferred  shares  if as a result  its total leverage  would  exceed  50% of  the  Fund's  total  assets.
                    Although  the Fund may in the future  offer other  preferred shares,  increase the number of Preferred  Shares,  or incur other  indebtedness,  which would further leverage the Fund, the Fund does not currently intend to offer preferred shares other than the Preferred  Shares  offered hereby or to incur indebtedness,  other than  short-term  credits in connection with the settlements of portfolio transactions.


                    The Fund generally will not utilize leverage if the Advisers anticipate  that leverage  would result in a lower return to holders  of the  Fund's  common  shares  over  time.  Use of financial  leverage  creates an  opportunity  for  increased returns for the holders of the Fund's  common shares but, at the same time,  creates the  possibility  for  greater  loss
                    (including the likelihood of greater volatility of net asset
                    value  and  market  price  of  the  common   shares  and  of
                    dividends),  and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  Because  the fees  paid to the  Advisers  will be calculated on the basis of the Fund's  managed  assets,  the fees will be higher when leverage  (including  the Preferred
                    Shares) is  utilized,  giving the  Advisers an  incentive to utilize leverage.

Risk                The  following is a summary of the  principal  risks of
Considerations      investing in the Preferred Shares.  You should read the more extensive discussion in this prospectus under "Risk Factors"
                    beginning on page 23.

                    Risks of Investing in the Preferred Shares. The primary risks of investing in the Preferred Shares are:

                             |X| If an auction fails you may not be able to sell some or all of your shares.

                             |X|      Because of the nature of the market for
                                      Preferred Shares, you may receive less
                                      than the price you paid for your Preferred
                                      Shares if you sell them outside of the
                                      auction, especially when market interest rates are rising.

                             |X|      A rating agency could, at any time,
                                      downgrade or withdraw its rating assigned to the Preferred Shares without prior notice to the Fund or shareholders. Any downgrading or withdrawal of rating could affect the liquidity of the Preferred
                                      Shares in an auction.

                             |X|      The Fund may be forced to redeem Preferred
                                      Shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances.

                             |X| In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the Preferred Shares.

                             |X| If interest rates rise, the value of the Fund's investment portfolio will decline, reducing the asset coverage for Preferred
                                      Shares.

                    Leverage  Risk.  The Preferred  Shares  leverage  creates an opportunity for increased return but, at the same time, will involve special risk  considerations.  Leveraging  resulting from the Preferred  Shares will magnify  declines as well as increases in the net asset value of the Fund's  common stock and  in  the  net  return  on its  portfolio.  Although  the principal  amount of the  Fund's  Preferred  Shares  will be fixed, the Fund's assets may change in value during the time
                    the  Preferred  Shares  are  outstanding,   thus  increasing
                    exposure to capital risk.  To the extent the return  derived from the assets obtained with the Preferred  Shares proceeds exceeds the interest and other  expenses  that the Fund will have to pay,  the Fund's net return will be greater  than if
                    Preferred Shares leverage was not used. Conversely, however, if the return from the assets  obtained  with the  Preferred
                    Shares  proceeds  is not  sufficient  to  cover  the cost of borrowing,  the net  return of the Fund will be less than if
                    Preferred  Shares  leverage was not used,  and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced.

                    Interest Rate Risk. The Preferred Shares pay dividends based on  shorter-term  interest  rates.  The Fund  presently  has invested  the  proceeds  of the Bank Debt in REITs and other
                    dividend    paying   and   income    producing    securities
                    (collectively,    "Income    Producing    Securities")   and
                    anticipates  continuing  to  do  so  in  order  to  generate sufficient  income to pay dividends on the Preferred  Shares when  due.  The  dividends  and  rates  paid  on the  Income
                    Producing  Securities  can  be  expected  to  fluctuate.  If short-term  interest  rates  rise,  dividend  rates  on  the
                    Preferred  Shares will also rise since the  auction  setting the  dividend  rate on  Preferred  Shares  will  compete for investors with other short-term  instruments.  A significant increased dividend rate on the Preferred Shares could result in the Fund  under-earning  its Preferred  Shares  dividend, which  would  lead  to  the  Preferred  Shares  shareholders receiving a return of capital, assuming there are no capital gains to be paid  out.  Similarly,  if the  rating  agencies lower the  rating  assigned  to the  Preferred  Shares,  the dividend rate on the Preferred  Shares will likely increase.
                    The Fund  must pay all its  expenses  before  it can pay any dividends, including any Preferred Shares dividends.

                    Risk Associated with  Concentrating  in REITs.  The Fund has adopted  an  investment  policy of  concentrating  in REITs.
                    Under  normal  market  conditions,  the Fund is  required to maintain over 25% of its  investments in REITs and companies
                    in  the  real   estate   industry.   The  Fund  must  obtain
                    shareholder  approval  prior to changing  this policy,  thus limiting its  flexibility  to liquidate  REITs in the future
                    should   market   conditions   warrant.   Since   the   Fund
                    concentrates  its assets in the real  estate  industry,  the
                    Fund's  performance  will be impacted by the  performance of the REIT markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop  because of the failure of borrowers to pay their loans and poor  management.  Many REITs  utilize  leverage,  which increases  investment  risk  and  could  adversely  affect a
                    REIT's  operations  and  market  value in  periods of rising interest  rates as well as risks  normally  associated  with debt financing. In addition, there are risks associated with particular sectors of real estate investments (e.g., retail,
                    office,  hotel,  healthcare  and  multifamily   properties),
                    although the Fund does not intend to focus on any particular sector of real estate investments.

                    Auction Risk.  The dividend  rate for the  Preferred  Shares normally is set through an auction process.  In the auction, holders of Preferred  Shares may indicate the dividend  rate at  which  they  would  be  willing  to hold  or sell  their
                    Preferred Shares or purchase  additional  Preferred  Shares.
                    The  auction  also  provides   liquidity  for  the  sale  of
                    Preferred  Shares.  An  auction  fails  if  there  are  more
                    Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred  Shares at an auction if the  auction  fails.  A holder  of the  Preferred  Shares therefore  can be  given no  assurance  that  there  will be sufficient  clearing  bids in any auction or that the holder will be able to sell its  Preferred  Shares  in an  auction.
                    Also,  if you place bid orders  (orders to retain  Preferred
                    Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction,  you will not retain  your  Preferred  Shares.  Additionally,  if you  buy
                    Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those  Preferred  Shares,  you could receive a lower rate of return on your Preferred Shares than the market  rate.  Finally,  the  dividend  periods  for the
                    Preferred  Shares  may be  changed  by the Fund,  subject to certain  conditions  and  with  notice  to  the  holders  of
                    Preferred  Shares,  which could also affect the liquidity of your investment.

                    As noted above,  if there are more Preferred  Shares offered for sale than there are buyers for those Preferred Shares in any  auction,  the auction will fail and you may not be able to sell some or all of your  Preferred  Shares at that time.
                    The   relative   buying  and  selling   interest  of  market
                    participants  in your  Preferred  Shares and in the  auction rate  securities  market as a whole will vary over time, and such variations may be affected by, among other things, news relating  to the Fund,  the  attractiveness  of  alternative investments,  the  perceived  risk of  owning  the  security
                    (whether  related to credit,  liquidity  or any other risk), the tax treatment  accorded the instruments,  the accounting treatment accorded auction rate securities, including recent
                    clarifications  of  U.S.   generally   accepted   accounting
                    principles   relating  to  the  treatment  of  auction  rate
                    securities,   reactions  to  regulatory   actions  or  press
                    reports,  financial  reporting  cycles and market  sentiment generally.  Shifts  of  demand  in  response  to any  one or simultaneous  particular  events cannot be predicted and may be short-lived or exist for longer periods.

                    Secondary  Market  Risk.  If you try to sell your  Preferred
                    Shares  between  auctions you may not be able to sell any or all of your Preferred  Shares or you may not be able to sell them  for  $25,000  per  share or  $25,000  per  share  plus accumulated but unpaid dividends. If the Fund has designated a special dividend  period,  changes in interest rates could affect  the  price  you  would  receive  if  you  sold  your
                    Preferred Shares in the secondary  market.  You may transfer
                    Preferred  Shares  outside of auctions  only to or through a
                    Broker-Dealer   that  has  entered   into  a   Broker-Dealer
                    Agreement, or other persons as the Fund permits.

                    Securities and Exchange Commission Inquiries. Certain of the
                    Underwriters  have advised the Fund that those  Underwriters and  various  other  broker-dealers  and  other  firms  that participate in the auction rate  securities  market received letters  from  the  staff  of the  Securities  and  Exchange
                    Commission in the spring of 2004. The letters requested that each of these  firms  voluntarily  conduct an  investigation regarding its  respective  practices and  procedures in that
                    market.   Pursuant   to  these   requests,   each  of  those
                    Underwriters conducted its own voluntary review and reported its  findings  to the  Securities  and  Exchange  Commission staff.  At  the  staff's  request,  those  Underwriters  are engaging  in  discussions  with  the  staff  concerning  its inquiry. Neither those Underwriters nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the Preferred Shares or the auctions.


                    Ratings and Asset Coverage  Risk.  While it is expected that
                    Moody's  will assign a rating of Aaa and Fitch will assign a rating of AAA to the Preferred  Shares,  such ratings do not eliminate or necessarily  mitigate the risks of investing in the Preferred  Shares.  Moody's or Fitch could downgrade its rating of the Preferred Shares or withdraw its rating of the
                    Preferred  Shares  at any time,  which may make your  shares less liquid at an auction or in the secondary market and may materially  and adversely  affect the value of the Preferred
                    Shares if sold  outside  an  auction.  If the Fund  fails to
                    satisfy   the  asset   coverage   ratios   discussed   under
                    "Description of Preferred Shares - Rating Agency  Guidelines
                    and Asset Coverage," the Fund will be required to redeem, at a  time  that  may  not be  favorable  to  the  Fund  or its shareholders, a sufficient number of the Preferred Shares in order  to  return  to  compliance  with the  asset  coverage ratios.

                    Restrictions   on   Dividends   and   Other   Distributions.
                    Restrictions  imposed  on the  declaration  and  payment  of dividends  or  other  distributions  to the  holders  of the
                    Fund's common shares and Preferred Shares,  both by the 1940
                    Act and by requirements  imposed by rating  agencies,  might impair the Fund's ability to maintain its qualification as a
                    regulated   investment   company  for  federal   income  tax
                    purposes.

                    General  Risks of Investing  in the Fund.  The Fund is not a
                    complete investment program and should only be considered as an addition to an investor's existing diversified  portfolio
                    of   investments.   Due  to  uncertainty   inherent  in  all
                    investments,  there can be no  assurance  that the Fund will achieve its investment objectives.

                             |X|   Non-Diversified  Status Risk.  The Fund is  classified  as  "non-diversified"
                                   under the 1940 Act. As a result,  it can invest a greater  portion of its assets in  obligations  of a single  issuer than a  "diversified"  fund.  The Fund will therefore  be  more  susceptible  than a  diversified  fund to  being  adversely
                                   affected  by  any  single   corporate,   economic,   political   or   regulatory
                                   occurrence.  The  Fund  intends  to  diversify  its  investments  to the  extent necessary  to  qualify,  and  maintain  its status,  as a  regulated  investment company under U.S.  federal  income tax laws. See "Risks Factors - General Risks of Investing in the Fund" and "Federal Income Tax Matters."

                             |X|   Investments  in Common  Stocks.  The Fund  expects  to invest,  under  normal market  conditions,  in excess of 80% of its assets in  publicly  traded  common
                                   stocks.   Common  stocks   generally  have  greater  risk  exposure  and  reward
                                   potential  over time than  bonds.  The  volatility  of common  stock  prices has historically  been  greater  than bonds,  and as the Fund  invests  primarily in common  stocks,  the  Fund's  net  asset  value may also be  volatile.  Further, because the time horizon for the Fund's  investments  in common stock is longer, the time  necessary  for the Fund to achieve its  objective of total return will likely be longer than for a fund that invests solely for income.

                             |X|   Reinvestment Risk. Income from the Fund's portfolio will decline if the Fund invests the income from, or proceeds from the sale of its, Income Producing Securities into lower yielding instruments. A decline in income could affect the Fund's ability to pay dividends on the Preferred Shares.

                             |X|   Concentration Risk. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a
                                   "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly.
                                   Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuation in the value of large Fund holdings.

                             |X|   Investment  in  Berkshire  Hathaway.   The  Fund  presently  has  invested  a
                                   significant percentage of its portfolio in Berkshire Hathaway,  Inc. (NYSE: BRK)
                                   ("Berkshire").  As of July  ___,  2005,  the  Fund  held 310  Berkshire  Class A shares,  representing  ____% of the Fund's assets. The Advisers do not currently intend to liquidate any portion of the Fund's  position in  Berkshire.  Although not an insurance  company itself,  Berkshire owns Geico Insurance and General Re
                                   Insurance,  and therefore derives a significant  portion of its income,  and its value,  from  these two  insurance  companies.  The  insurance  business  can be significantly  affected by interest  rates as well as price  competition  within the  industry.  In addition,  an insurance  company may  experience  significant changes in its year to year operating  performance based both on claims paid and on performance of invested assets.  Insurance  companies can also be affected by government  regulations  and tax laws,  which may  change  from time to time.  A significant  decline in the market price of  Berkshire  or any other  company in which the Fund has made a significant  common stock  investment (i) would result in a  significant  decline in the Fund's net asset  value,  (ii) may result in a proportionate  decline in the  market  price of the Fund's  common  shares,  and
                                   (iii) may result in greater risk and market  fluctuation  than a fund that has a more diversified portfolio.


                             |X|   Investments in REITs.  The Fund has adopted a  concentration  policy pursuant to which it must,  under normal market  conditions,  invest more than 25% of its total assets in REITs or companies  in the real estate  industry.  The Fund must obtain  shareholder  approval  prior to changing this policy,  thus limiting its flexibility to liquidate REITs in the future should market  conditions  warrant.
                                   Since the Fund will  concentrate  its assets in the real  estate  industry,  the
                                   Fund's  performance  will be generally  linked to performance of the real estate markets.  Property  values may fall due to  increasing  vacancies  or  declining rents resulting from economic,  legal,  cultural or technological  developments.
                                   REIT  prices  also may drop  because of the  failure of  borrowers  to pay their loans  and  poor  management.  Many  REITs  utilize  leverage,  which  increases investment risk and could adversely affect a REIT's  operations and market value in periods of rising interest  rates, as well as risks normally  associated with debt  financing.  In  addition,  there  are  risks  associated  with  particular sectors of real estate investments (e.g., retail, office, hotel,  healthcare and multifamily  properties),  although  the Fund  does not  intend  to focus on any particular sector of real estate investments.

                             |X|   Leveraging  Risk.  The Fund is currently  leveraged  with the Bank Debt which will be replaced with leverage  from the Preferred  Shares.  Use of leverage may have a number of  adverse  effects on the Fund and its  shareholders  including:
                                   (i) leverage may magnify market  fluctuations in the Fund's underlying  holdings thus causing a  disproportionate  change in the Fund's net asset value; (ii) the
                                   Fund's  cost of  leverage  may exceed the  return on the  underlying  securities acquired  with the proceeds of the  leverage,  thereby  diminishing  rather than enhancing  the return to  shareholders  and  generally  making the Fund's  total return to such  shareholders  more  volatile;  (iii) the Fund may be required to sell  investments in order to meet dividend or interest  payments on the debt or preferred  stock it has issued  when it may be  disadvantageous  to do so;  (iv)
                                   leveraging  through the issuance of preferred stock requires that the holders of the preferred  stock have class voting rights on various matters that could make it more  difficult  for the  holders  of the Fund's  common  stock to change the investment  objective or  fundamental  policies of the Fund, to convert it to an open-end fund or make certain other  changes;  and (v) the Fund may be forced to redeem  some  or all of the  Preferred  Shares  at  inopportune  times  due to a decline in market value of Fund investments.

                             |X|   Discount From Net Asset Value.  Common stock of closed-end  funds  frequently trade  at a  market  price  that is  less  than  the  value  of the  net  assets attributable  to those shares (a "discount").  The  possibility  that the Fund's shares  will trade at a discount  from net asset  value is a risk  separate  and distinct from the risk that the Fund's net asset value will  decrease.  The risk of  purchasing  shares of a  closed-end  fund that might  trade at a discount or unsustainable  premium is more  pronounced  for investors who wish to sell their shares in a  relatively  short  period  of time  because,  for those  investors, realization  of a gain  or  loss  on  their  investments  is  likely  to be more dependent  upon the  existence  of a premium  or  discount  than upon  portfolio performance.

                             |X|   Size of the  Fund.  As of  July  ___,  2005,  the  Fund  had  net  assets  of approximately  $____ million.  As a fund with a relatively small asset base, the
                                   Fund may be subject  to certain  operational  inefficiencies  including:  higher expense  ratio,  less coverage by analysts and the  marketplace in general which can  contribute  to a less  active  trading  market  for the  Fund's  shares and consequently  a wider  discount,  more limited  ability to attract new investors and/or take  advantage  of  investment  opportunities  and less  ability to take advantage of lower transaction costs available to larger investors.

                             |X|   Repurchase of the Fund's  Common Stock.  The Fund is authorized to repurchase its common  shares on the open  market when the shares are trading at a discount from  net  asset  value as  determined  by the  Board  from  time to  time.  The acquisition  of common  shares by the Fund will decrease the total assets of the
                                   Fund and, therefore,  have the effect of increasing the Fund's expense ratio and may  adversely  affect  the  ability  of the  Fund  to  achieve  its  investment objectives.  Furthermore,  the  acquisition  of  common  shares  by the Fund may require the Fund to redeem the  Preferred  Shares in order to  maintain  certain asset  coverage  requirements.  To the  extent  the Fund  may need to  liquidate investments to fund  repurchase of common  shares,  this may result in portfolio turnover which will result in additional expenses being borne by the Fund.


                             |X| Dependence on Key Personnel. The Advisers are dependent upon the expertise of Stewart
                                   Horejsi in providing advisory services with respect to the Fund's investments. If the Advisers were to lose the services of Mr.
                                   Horejsi, their ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Horejsi in the event of his death, resignation, retirement or inability to act on behalf of the Advisers.

                             |X|   Issuer Risk. The value of the Fund's
                                   portfolio may decline for a number of reasons which directly relate to the issuers of the securities in the portfolio, such as management performance, financial leverage and reduced demand for an issuer's goods and services.

                             |X| Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's portfolio can decline.

                             |X|   Repurchase  Agreements.  The use of repurchase  agreements  involves  certain risks.  For example,  if the seller of securities  under a repurchase  agreement defaults on its obligation to repurchase the underlying securities,  as a result of bankruptcy or  otherwise,  the Fund will seek to dispose of such  securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or  reorganization  under applicable  bankruptcy or other laws,  the  Fund's  ability  to  dispose  of the  underlying  securities  may be restricted.  Finally,  it  is  possible  that  the  Fund  may  not  be  able  to substantiate its interest in the underlying securities.

                             |X|   Foreign Securities Risk. The Fund is permitted to invest in foreign securities.
                                   Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

                                   o     Less information about non-U.S. issuers
                                         or markets may be available due to less
                                         rigorous disclosure, accounting
                                         standards or regulatory practices.

                                   o     Many non-U.S. markets are smaller, less
                                         liquid and more volatile. In a changing
                                         market, the Advisers may not be able to
                                         sell the Fund's portfolio securities at
                                         times, in amounts and at prices they
                                         consider reasonable.

                                   o     Currency exchange rates or controls may
                                         adversely affect the value of the
                                         Fund's investments.

                                   o     The economies of non-U.S. countries may
                                         grow at slower rates than expected or
                                         may experience downturns or recessions.

                                   o     Withholdings and other non-U.S. taxes may decrease the Fund's return.

                             |X|   Currency  Risk. A portion of the Fund's  assets may be quoted or  denominated
                                   in  non-U.S.   currencies.   These  securities  may  be  adversely  affected  by
                                   fluctuations  in  relative  currency  exchange  rates  and by  exchange  control regulations.  The Fund's investment  performance may be negatively affected by a devaluation  of a  currency  in which  the  Fund's  investments  are  quoted  or denominated.  Further,  the Fund's  investment  performance may be significantly affected,  either  positively or negatively,  by currency exchange rates because the U.S.  dollar value of securities  quoted or denominated in another  currency will  increase or decrease in response to changes in the value of such  currency in relation to the U.S. dollar.

                             |X|   Sovereign   debt  risk.  An  investment  in  debt   obligations  of  non-U.S.
                                   governments  and  their  political  subdivisions   ("sovereign  debt")  involves
                                   special risks that are not present in corporate debt  obligations.  The non-U.S.
                                   issuer of the  sovereign  debt or the  non-U.S.  governmental  authorities  that control the repayment of the debt may be unable or unwilling to repay  principal or interest  when due, and the Fund may have limited  recourse in the event of a
                                   default.   During  periods  of  economic  uncertainty,   the  market  prices  of
                                   sovereign  debt may be more  volatile  than prices of debt  obligations  of U.S.
                                   issuers. In the past, certain non-U.S.  countries have encountered  difficulties in  servicing  their  debt  obligations,  withheld  payments  of  principal  and interest  and declared  moratoria  on the payment of  principal  and interest on their sovereign debt.


                             |X|   Liquidity Risk.  Although the Fund invests  primarily in securities traded on national  exchanges,  it may invest in less liquid assets from time to time that are not  readily  marketable  and may be  subject  to  restrictions  on  resale.
                                   Illiquid  securities  may be more  difficult  to value or may  impair the Fund's ability to realize the full value of its assets in the event of a  voluntary  or involuntary  liquidation  of such  assets  and thus may cause a  decline  in the
                                   Fund's net asset value.  The Fund has no  limitation on the amount of its assets that may be  invested in  securities  which are not  readily  marketable  or are subject to restrictions  on resale,  although it may not invest more than 30% of the value of its total assets in  securities  which have been  acquired  through
                                   private  placement.  In  certain  situations,   the  Fund  could  find  it  more
                                   difficult to sell such securities at desirable times and/or prices.

                             |X|   Market  Disruption  Risk.  The  terrorist  attacks  in the  United  States on
                                   September 11, 2001 had a disruptive effect on the securities  markets.  The Fund cannot  predict  the  effects  of  similar  events  in the  future  on the  U.S.
                                   economy.  These  terrorist  attacks and  related  events,  including  the war in
                                   Iraq, its  aftermath,  and  continuing  occupation of Iraq by coalition  forces, have led to  increased  short-term  market  volatility  and may  have  long-term effects on U.S. and world  economies  and markets.  A similar  disruption of the financial  markets could impact interest  rates,  auctions,  secondary  trading, ratings,  credit risk,  inflation  and other  factors  relating to the Preferred
                                   Shares.

                             |X|   Anti-Takeover  Provisions  Risk.  The  Fund's  charter  (the  "Charter")  and bylaws (the "Bylaws")  include  provisions that could limit the ability of other entities or persons to acquire  control of the Fund or to change the composition of its Board.  Such  provisions  could limit the ability of shareholders to sell their shares at a premium over prevailing  market prices by discouraging a third party from  seeking  to obtain  control of the Fund.  These  provisions  include advance notice requirements for shareholder  proposals and super-majority voting requirements for certain  transactions with affiliates,  open-ending the Fund or a merger, liquidation, asset sale or similar transaction.

Investment          The  Fund  is  co-advised  by  Boulder
Advisers            Investment  Advisers,  LLC and Stewart  West Indies  Trading
                    Company,   Ltd.  d/b/a  Stewart  Investment  Advisers.   The
                    Advisers have been providing  advisory  services to the Fund since January 2002,  and to Boulder Total Return Fund,  Inc.
                    since March 1999. As of July ___,  2005,  the Advisers had a total of $_____ million in assets under management. The Fund pays the  Advisers  an  aggregate  monthly fee at the annual rate of 1.25% of the Fund's average  monthly net asset value
                    (the  "Adviser   Fee").   The   liquidation   value  of  any
                    outstanding  preferred stock (e.g., the Preferred Shares) is included in determining  the Fund's net asset value on which fees are  calculated.  The Fund's  co-administrator  is Fund
                    Administrative  Services, LLC ("FAS" or the "Administrator")
                    which is an affiliate of the Advisers.

Trading  Market     The  Preferred  Shares  will  not be  listed  on an
                    exchange.  Instead, you may buy or sell the Preferred Shares at an auction that normally is held every  twenty-eight days
                    by   submitting   orders   to  a   Broker-Dealer   or  to  a
                    broker-dealer  that has  entered  into a separate  agreement
                    with  a   Broker-Dealer.   In  addition  to  the   auctions,
                    Broker-Dealers  and  other  broker-dealers  may  maintain  a secondary  trading market in the Preferred Shares outside of auctions  but may  discontinue  this  activity  at any time.
                    There is no assurance  that a secondary  market will provide holders of Preferred Shares with liquidity. You may transfer
                    Preferred  Shares  outside of auctions  only to or through a
                    Broker-Dealer  or a  broker-dealer  that has entered  into a
                    Broker-Dealer  Agreement,  or  other  persons  as  the  Fund permits.

Dividends and Rate  The table below shows the dividend  rate,
Period the dividend payment date and the number of days for the initial rate period of the Preferred Shares offered in this prospectus. For subsequent rate periods, the Preferred
                    Shares will pay dividends based on a rate set at auctions normally held every 28 days. In most instances, dividends are payable on the first business day following the end of the rate period.

                    The rate set at auction will not exceed the maximum applicable rate. The dividend payment date for special rate periods will be set out in the notice designating a special rate period.

                    Dividends on the Preferred Shares will be cumulative from the date the Preferred Shares are first issued and will be paid out of legally available funds.

Initial Dividend Rate   Dividend Payment        Subsequent      Number of Days in Initial Rate
                        Date for Initial Rate   Dividend        Period
                        Period                  Payment Day

_________________%      ____________,2005       __________      ____________


                    The Fund may, subject to certain conditions, designate special rate periods of more than 28 days. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction for the Preferred Shares. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares and the lead Undewriter designated by the Fund, initially [Lead Underwriter], must not have objected to the declaration of a special rate period. See "Description of Preferred Shares--Dividends and Rate Periods" and "Designation of Special Rate Periods" and "The Auction".

                    The Preferred Shares will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive dividend periods for such shares. The applicable rate for a particular dividend period will be determined by an auction conducted on the business day immediately preceding the start of such dividend period. A "business day" is a day on which the NYSE is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

                    Determination of Maximum Applicable Rate. Generally, the applicable rate for any regular dividend period for the
                    Preferred Shares will not be more than the maximum applicable rate. The maximum applicable rate will depend on the credit rating assigned to the Preferred Shares and on the duration of the dividend period. The maximum applicable rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate (the "Reference Rate") is the applicable LIBOR Rate (as defined in "Description of Preferred Shares - Dividends and Rate Periods - Determination of Maximum Applicable Rate") for a dividend period of fewer than 365 days or the applicable Treasury Index Rate (as defined in "Description of Preferred Shares - Dividends and Rate Periods - Determination of Maximum Applicable Rate") for a dividend period of 365 days or more. The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the Board after consultation with the lead Underwriter, initially [Lead Underwriter]. In the case of a special dividend period, the maximum applicable rate will be specified by the Fund in the notice of the special dividend period for such special dividend payment period.

                    The applicable percentage and spread are as follows:

                       Applicable Percentage Payment Table

             Credit Ratings                Applicable Percentage   Applicable Spread

        Moody's         Fitch
        Aaa             AAA                125%                    1.25%
        Aa3 to Aa1      AA- to AA+         150%                    1.50%
        A3 to A1        A- to A+           200%                    2.00%
        Baa3 to Baa1    BBB- to BBB+       250%                    2.50%
        Ba1 and Lower   BB+ and lower      300%                    3.00%

                    There is no minimum applicable rate in respect of any dividend period. See "Description of Preferred Shares - Dividends and Rate Periods."

                    Assuming the Fund maintains a Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

Reference Rate  Maximum                 Maximum Applicable      Method used to
                Applicable Rate         Rate Using the          Determine the
                Using the               Applicable spread       Maximum
                Applicable                                      Applicable Rate
                ercentage

1%              1.25%                   2.25%                   Spread
2%              2.50%                   3.25%                   Spread
3%              3.75%                   4.25%                   Spread
4%              5.00%                   5.25%                   Spread
5%              6.25%                   6.25%                   Either
6%              7.50%                   7.25%                   Percentage

                    Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such a deposit will result in the cancellation of any auction and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the Reference Rate. The Fund does not intend to establish any reserves for the payment of dividends.

Ratings The Preferred Shares are expected to receive ratings of Aaa from Moody's and AAA from Fitch. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell the Preferred
                    Shares inasmuch as the rating does not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on information obtained from the Fund and other sources. The ratings may be changed, suspended, or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See "Description of Preferred Shares -
                    Rating Agency Guidelines and Asset Coverage."

Redemption          The Fund is required to redeem  Preferred  Shares
                    if the Fund does not meet the asset  coverage ratio required by the 1940 Act,  or to  correct a failure  to meet a rating
                    agency   guideline  in  a  timely   manner.   The  Fund  may
                    voluntarily  redeem Preferred  Shares,  in whole or in part, subject to certain conditions. See "Description of Preferred
                    Shares - Redemption" and  "Description of Preferred Shares -
                    Rating Agency Guidelines and Asset Coverage."

Asset  Maintenance  Under the Articles  Supplementary,  which establishes  and fixes the  rights  and  preferences  of the
                    Preferred  Shares,  the Fund must maintain asset coverage of the  Preferred  Shares as required  by the rating  agency or agencies rating the Preferred Shares (the "Preferred  Shares
                    Basic  Maintenance  Amount").  The  Preferred  Shares  Basic
                    Maintenance   Amount  is  the  sum  of  (a)  the   aggregate
                    liquidation   preference  of  the   Preferred   Shares  then
                    outstanding,   together  with  the   aggregate   liquidation
                    preference  on any other series of  preferred  shares of the
                    Fund (plus  redemption  premium,  if any),  and (b)  certain accrued and projected dividend and other payment obligations of  the  Fund.  Moody's  and  Fitch  have  each  established separate guidelines for calculating  discounted value of the
                    Fund's assets for purposes of this asset  coverage  test. To the extent any particular portfolio holding does not satisfy a  rating  agency's  guidelines,  all  or a  portion  of the holding's  value will not be included in the rating agency's calculation  of  discounted  value.  The  Moody's  and Fitch guidelines also impose certain diversification  requirements on the Fund's portfolio.

                    As required by the 1940 Act, the Fund must also maintain asset coverage of at least 200% with respect to outstanding senior securities that are preferred stock, including the Preferred Shares (the "1940 Act Preferred Share Asset
                    Coverage").

                    In the event that the Fund does not satisfy these coverage tests, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred
                    Shares - Redemption."

                    Based on the composition of the Fund's  portfolio as of July
                    __, 2005,  the asset  coverage of the Preferred  Shares,  as measured  pursuant to the 1940 Act,  would be  approximately
                    ____%  if  the  Fund   were  to   issue   Preferred   Shares
                    representing   approximately  ___%  of  the  Fund's  managed
                    assets.

Mandatory           If the Preferred Shares Basic  Maintenance  Amount
Redemption          or the  1940  Act  Preferred  Share  Asset  Coverage  is not
                    maintained  or restored as specified  herein,  the Preferred
                    Shares will be subject to mandatory redemption, out of funds legally  available  therefore,  at the mandatory  redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared)  accumulated but unpaid to the date fixed for redemption. Any such redemption will be limited to the minimum  number of  Preferred  Shares necessary to restore the Preferred Shares Basic  Maintenance
                    Amount or the 1940 Act Preferred  Share Asset  Coverage,  as
                    the case may be. The Fund's ability to make such a mandatory redemption  may be restricted by the  provisions of the 1940
                    Act.


Optional            The Preferred  Shares are  redeemable at the option
Redemption          of the Fund, as a whole or in part, on any dividend  payment date  (except  on an  initial  dividend  payment  date  or a special  dividend  period with respect to which the Fund has
                    agreed  not  to  redeem  Preferred  Shares   voluntarily  (a
                    "Non-Call  Period"))  at the  optional  redemption  price of
                    $25,000 per share, plus an amount equal to dividends thereon
                    (whether or not earned or declared)  accumulated  but unpaid to the date fixed for redemption  plus the premium,  if any, resulting from the  designation of a Premium Call Period.  A
                    "Premium  Call Period" is a period  during  which  Preferred
                    Shares  are only  redeemable  at the option of the Fund at a price per share equal to $25,000 plus accumulated but unpaid dividends, plus a premium.

Liquidation         The  liquidation  preference  for the Preferred
Preference          Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not declared. See "Description of Preferred Shares - Liquidation."

Voting Rights       The holders of preferred shares, including the
                    Preferred Shares, voting as a separate class, have the right to elect at least two  Directors  of the Fund at all  times.
                    Such  holders also have the right to elect a majority of the
                    Directors  in the event  that two years'  dividends  on such preferred  shares are unpaid.  In each case,  the  remaining
                    Directors  will be elected  by holders of common  shares and preferred  shares,  including the Preferred  Shares,  voting together as a single class. The holders of preferred shares, including  the  Preferred  Shares,  will vote as a  separate class or classes on certain other matters required under the
                    Articles  Supplementary,  the 1940 Act and Maryland law. See
                    "Description of Preferred Shares - Voting Rights."

Auction  Procedure  Unless  otherwise  permitted by the Fund, investors may only participate in auctions through their Broker-Dealers. The process for determining the applicable rate on the Preferred Shares described in this section is referred to as the "Auction Procedures" and each setting of the applicable rate is referred to as an "auction."

                    Prior to the  submission  deadline on each auction date each customer of a Broker-Dealer  who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a beneficial  owner of such shares may submit the  following
                    types  of   orders   with   respect   to   shares   to  that
                    Broker-Dealer:

                    1. Hold Order - indicating its desire to hold shares without regard to the applicable rate for the next dividend period.

                    2. Bid - indicating its desire to purchase or hold the indicated number of shares at $25,000 per share if the applicable rate for shares for the next dividend period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell shares at $25,000 per share if the applicable rate for shares for the next dividend period is less than the rate or spread specified in the bid.

                    3. Sell Order - indicating its desire to sell shares at $25,000 per share without regard to the applicable rate for the next dividend period.

                    A beneficial  owner may submit  different types of orders to its Broker-Dealer with respect to different Preferred Shares then held by the  beneficial  owner.  A beneficial  owner of such shares that submits its bid with respect to such shares to its  Broker-Dealer  having a rate higher than the maximum applicable  rate for such shares on the auction date will be
                    treated   as   having   submitted   a  sell   order  to  its
                    Broker-Dealer.  A  beneficial  owner of shares that fails to submit an order to its  Broker-Dealer  with  respect to such shares will  ordinarily  be deemed to have  submitted a hold order  with  respect  to such  shares to its  Broker-Dealer.
                    However,  if a beneficial owner of shares fails to submit an order with respect to such shares to its  Broker-Dealer  for an auction  relating  to a special  dividend  period of more than ___ days, such beneficial  owner will be deemed to have submitted  a sell order to its  Broker-Dealer.  A sell order constitutes  an  irrevocable  offer  to sell  the  Preferred
                    Shares  subject to the sell order.  A beneficial  owner that
                    offers  to  become  the   beneficial   owner  of  additional
                    Preferred Shares is, for purposes of such offer, a potential holder as discussed below.


                    A potential holder is a customer of a Broker-Dealer that either (i) is not a beneficial owner of Preferred Shares but wishes to purchase shares or (ii) is a beneficial owner of Preferred Shares that wishes to purchase additional shares.
                    A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the applicable rate for shares for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares specifying a rate higher than the maximum applicable rate for shares on the auction date will not be accepted.

                    The  Broker-Dealers  in turn will submit the orders of their respective customers who are beneficial owners and potential holders  to  the  Auction  Agent.  The  Broker-Dealers  will designate  themselves  (unless  otherwise  permitted  by the
                    Fund) as  existing  holders  of  shares  subject  to  orders submitted or deemed submitted to them by beneficial  owners.
                    They will  designate  themselves  as  potential  holders  of shares  subject  to orders  submitted  to them by  potential beneficial owners. However, neither the Fund nor the Auction
                    Agent will be responsible for a  Broker-Dealer's  failure to comply with these Auction Procedures.  Any order placed with the Auction Agent by a  Broker-Dealer  as or on behalf of an existing  holder or a  potential  holder will be treated the same  way  as an  order  placed  with a  Broker-Dealer  by a beneficial owner or potential  beneficial owner.  Similarly, any  failure  by a  Broker-Dealer  to submit to the  Auction
                    Agent  an  order  for  any  Preferred  Shares  held by it or customers  who are  beneficial  owners  will be treated as a beneficial owner's failure to submit to its Broker-Dealer an
                    order  in  respect  of  Preferred   Shares  held  by  it.  A
                    Broker-Dealer  may also submit  orders to the Auction  Agent for its own  account  as an  existing  holder  or  potential holder, provided it is not an affiliate of the Fund.

                    There are sufficient  clearing bids for shares in an auction if the  number of shares  subject to bids  submitted  to the
                    Auction Agent by  Broker-Dealers  for potential holders with rates  or  spreads  equal  to  or  lower  than  the  maximum applicable  rate is at least  equal to or exceeds the sum of the number of shares  subject to sell  orders and the number of shares subject to bids specifying rates or spreads higher
                    than  the  maximum   applicable  rate  submitted  or  deemed
                    submitted  to  the  Auction  Agent  by  Broker-Dealers   for
                    existing holders.  If there are sufficient clearing bids for
                    shares,   the  applicable  rate  for  shares  for  the  next
                    succeeding  dividend  period thereof will be the lowest rate specified in the submitted  bids which,  taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing  holders  and  potential  holders,  would result in existing holders and potential  holders owning the shares available for purchase in the auction.

                    If there are not  sufficient  clearing bids for such shares, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. However, if the
                    Fund has  declared a special  dividend  period and there are not  sufficient  clearing  bids,  the  election of a special dividend  period will not be  effective  and the  applicable rate for the next rate period will be the same as during the current rate period.  If there are not  sufficient  clearing bids,  beneficial  owners  of  Preferred  Shares  that  have submitted  or are deemed to have  submitted  sell orders may not be able to sell in the  auction  all  shares  subject to such  sell  orders.  If all of  the  applicable  outstanding
                    Preferred  Shares are the subject of submitted  hold orders,
                    then  the  dividend   period   following  the  auction  will
                    automatically  be the same  length as the  minimum  dividend period and the applicable  rate for the next dividend period will  be 90% of  the  Reference  Rate  on  the  date  of the applicable auction.

                    The  Auction  Procedures  include a pro rata  allocation  of shares for purchase and sale which may result in an existing holder continuing to hold or selling,  or a potential holder purchasing,  a number of Preferred  Shares that is different than the number of shares  specified  in its  order.  To the
                    extent  the   allocation   procedures   have  that   result,
                    Broker-Dealers  that have designated  themselves as existing holders or potential  holders in respect of customer  orders will be required to make  appropriate  pro rata  allocations among their respective customers.

                    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding
                    Preferred Shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

        Holder                          Goal                            Action

Current Holder A...........     Owns 500 shares, wants to       Bid order of 4.1% rate for
                                sell all 500 shares if          all 500 shares
                                auction rate is less than
                                4.1%

Current Holder B...........     Owns 300 shares, wants to       Hold order - will take the
                                hold                            auction rate

Current Holder C...........     Owns 200 shares, wants to       Bid order of 3.9% rate for
                                sell all 200 shares if          all 200 shares
                                auction rate is less than
                                3.9%

Current Holder D...........     Wants to buy 200 shares         Places order to buy at or
                                                                above 4.0%

Current Holder E...........     Wants to buy 300 shares         Places order to buy at or
                                                                above 3.9

Current Holder F...........     Wants to buy 200 shares         Places order to buy at or
                                                                above 4.1%

                    The lowest dividend rate that will result in all 1,000 Preferred Shares in the above example continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Federal  Income     The Fund intends to take the  position  that
Taxation            under  present law,  the  Preferred  Shares will  constitute stock  of  the  Fund.  Distributions  with  respect  to  the
                    Preferred Shares (other than  distributions in redemption of the Preferred  Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute  dividends to the extent of the Fund's current or accumulated  earnings and  profits  as  calculated  for U.S.  federal  income  tax
                    purposes.   The  dividends  generally  will  be  taxable  as
                    ordinary income.  Distributions of net capital gain that are designated  by the Fund as capital gain  dividends,  if any, however,  will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund.



Administrator, Custodian,    Fund Administrative Services, LLC serves as the Fund's
Transfer Agent, Registrar    co-administrator. Under its Administration Agreement
and Dividend Disbursing      with the Fund, FAS provides certain administrative and
Agent                        executive management services to the Fund including:
                             providing the Fund's principal offices and executive officers, overseeing and administering all contracted service
                             providers, making recommendations to the Board
                             regarding policies of the Fund, conducting
                             shareholder relations, authorizing expenses and
                             other administrative tasks.

                    Under the Administration Agreement, FAS receives a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million;
                    0.18% of the Fund's  average  monthly net assets on the next
                    $150 million; and 0.15% on the value of the Fund's average monthly assets over $400 million. FAS has agreed to waive a portion of its fee in order to limit the Fund's the total monthly administration expenses (including administration, co-administration, transfer agent and custodian fees) to 0.30% of the Fund's average monthly net assets. The equity owners of FAS are Evergreen Atlantic, LLC and the Lola Brown
                    Trust No. 1B, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

                    Investors Bank & Trust Company  ("Investors Bank") serves as the Fund's  co-administrator and custodian.  As compensation
                    for  its   services,   Investors   Bank   receives   certain
                    out-of-pocket  expenses,  transaction  fees and  asset-based fees of ___%, which are accrued daily and paid monthly.

                    PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc., serves as the Fund's transfer agent, dividend-paying agent and registrar for the Fund's common stock. As compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

                    Deutsche Bank Trust  Company  Americas will serve as Auction
                    Agent, transfer agent, dividend paying agent and registrar for the Preferred Shares.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

The table below sets forth selected financial data, including operating performance data, total investment returns, ratios to average net assets and other supplemental data, for a share of the Fund's common stock outstanding throughout the period presented. The per share operating performance and ratios for the period ending June 30, 2001 and prior years were audited by the Fund's previous independent registered public accounting firm. The per share operating performance and ratios for the periods ended June 30, 2002, 2003 and 2004 were audited by _________, the Fund's independent registered public accounting firm, as stated in their report which is incorporated by reference into the Statement of Additional Information. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the Statement of Additional Information.

                             [INSERT FINANCIAL DATA]

The information above represents the operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

As of July ___, 2005, the Fund had a bank line of credit in the amount of $20,000,000 (defined above as the "Bank Debt") of which it had drawn down $20,000,000. The Bank Debt is used for investment and will be repaid entirely in conjunction with the Offering out of the proceeds of the Offering. The following table depicts the outstanding Bank Debt as of July ___, 2005 and the end of each fiscal year within the most recent 10 years during which the Fund had the Bank Debt or any other bank debt outstanding.

                 Year                     Total Amount Outstanding Exclusive           Asset Coverage Per Unit
                                                of Treasury Securities

              11/30/2003                              $20,000,000                               4.79
              11/30/2004                              $18,000,000                               5.80
               6/30/2005                              $20,000,000                               5.41


                                    THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation in October 1972. From its inception, and prior to April 26, 2002, the Fund was named USLife Income Fund, Inc. and was virtually 100% invested in corporate bonds. In January 2002, the Fund's largest shareholder, the Ernest Horejsi Trust No. 1B, succeeded in replacing the Board of Directors with a slate of its nominees. Soon thereafter, in April 2002, shareholder approved changing the Fund's investment objective and corporate name, changing the Fund's classification from diversified to non-diversified and changing or eliminating a number of the Fund's fundamental investment restrictions. Thereafter, the Fund began the process of liquidating its bond portfolio and started investing in common equities consistent with the new investment objective. As of July ___, 2005, the Fund had none of its assets invested in bonds.

As of July ___, 2005, the Fund had _________ shares of common stock outstanding. The Fund's common shares are traded on the NYSE under the symbol "BIF." The average weekly trading volume of the Fund's common stock on the NYSE during the period from ____________ through _____________ was ____shares. As of July ___, 2005, the net assets of the Fund were approximately $___________.

The following provides information about the Fund's outstanding shares as of _________, 2005:

        Title of class          Amount          Amount held by          Amount
                                Authorized      the Fund for its        Outstanding
                                                Account

        Common Shares........   240,000         0

        Preferred Shares

        Preferred Shares.....   1,000           0                       0


                                 USE OF PROCEEDS

The net proceeds of the Offering will be approximately $24,________ after payment of offering expenses (estimated to be $_______) and the sales load. Approximately $_____ of the net proceeds will be used to redeem the Bank Debt (which has an interest rate of __% and matures on demand), with the balance being invested in accordance with the Fund's investment objective and policies as soon as practicable. We anticipate that we will be able to invest substantially all of such net proceeds within approximately three months after completion of this offering. Pending such investment, we anticipate investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

                           CAPITALIZATION (UNAUDITED)

The Fund's Charter authorizes the issuance of 250,000,000 shares of common stock, par value $0.01 per share. In 2002, Fund shareholders approved an amendment to the Fund's Charter which authorizes the Board, without shareholder approval, to increase the Fund's authorized capital. Pursuant to such amendment, and in connection with a rights offering in 2002, the Board resolved to increase the authorized capital of the Fund to its current level.

The following table sets forth the capitalization of the Fund as of July __, 2005, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby assuming the Fund issues [1,000 ] of the Preferred Shares representing approximately [ ] of the Fund's total assets (including estimated offering expenses of $[ ] and a sales load of $[_____] per Preferred Share). The common shareholders' paid in capital is charged with the cost of issuance of the Preferred Shares.

                                                                Actual                  As Adjusted

Preferred Shares, $0.01 par value, $25,000 stated
value per share, at liquidation value, including
dividends payable; _______ shares authorized (no
shares issued); 1,000 shares issues, as adjusted             $___________               $___________

Shareholder's Equity:

   Common shares, $0.01 par value per share; ______
   shares authorized, _________ shares outstanding
   (1)                                                       $___________               $___________

   Undistributed net investment income                       $___________               $___________

   Accumulated net realized gain/loss on investments         $___________               $___________

   Net unrealized appreciation/depreciation on
   investments                                               $___________               $___________

   Net assets attributable to common shares                  $___________               $___________

   Net assets, plus liquidation preferences of
   Preferred Shares                                          $___________               $___________

(1) None of these outstanding shares are held by or for the account of the Fund.


                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is total return. The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, REITs and closed-end RICs. The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in REITs which means it must invest more than 25% of its total assets in REITs and companies in the real estate industry. No assurance can be given that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund is a "non-diversified" investment company, as defined in the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. However, pursuant to the requirements of Subchapter M of the Code, (A) not more than 25% of the Fund's total assets may be invested in securities of any one issuer (other than U.S. government securities and RICs) or of any two or more issuers controlled by the Fund which may be deemed to be engaged in the same, similar or related trades or businesses, and (B) with respect to 50% of the total value of the Fund's portfolio, (i) the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer (other than U.S. government securities and RICs), and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuation in the value of large Fund holdings.

As a matter of investment policy, the Fund is concentrated in REITs, which means it must, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy. The portion of the Fund's assets invested in REITs and such other companies will vary based on market conditions, but it is not expected to exceed 50% of total assets. As of July ___, 2005, ___% of the Fund's assets were invested in REITs. Although the Fund can invest in REITs of any size, it currently intends to invest in REITs with market capitalizations of greater than $500 million. Although the Fund generally invests in U.S. REITs, such companies may invest directly or indirectly in non-U.S. properties, and the Fund may make direct investments in foreign REITs. The Fund presently owns one foreign REIT security.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies. The term "income-producing common stocks" includes RICs whose objective is income, REITs, and other dividend-paying common stocks. Under the 1940 Act, the Fund must limit to 10% the portion of its assets invested in RICs, and under Subchapter M, no single investment can exceed 25% of the Fund's total assets at the time of purchase. These percentage limitations are calculated at the time of investment, and the Fund is not required to dispose of assets if holdings increase above these levels due to appreciation. As of July __, 2005, ___% of the Fund's assets were invested in RICs, and ___% of the Fund's assets were invested in Berkshire Hathaway, Inc. Class A shares. The Fund has no restrictions on its ability to invest in foreign securities. As of July __, 2005, ___% of the Fund's assets were invested in foreign securities.

The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities (including bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations), cash equivalents and income-producing common stocks. Under normal circumstances, the Fund will not have more than 10% of its assets in cash or cash equivalents. The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of, but are not limited to, short-term (less than twelve months to maturity) U.S. government securities, certificates of deposit and other bank obligations, investment grade corporate bonds other debt instruments and repurchase agreements.

The Fund is also subject to the following fundamental policies, which may only be changed with shareholder approval. The Fund may not:

     1.   Issue any senior securities except as permitted under the 1940 Act.

     2. Invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets; provided that this limitation will not apply to REITs or related companies in the same industry as REITs.

     3. Participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may, to the extent permitted by rules, regulations or orders of the Securities and Exchange Commission, combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.

     4. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

     5. Purchase or sell real estate, except that the Fund may purchase or sell interests in REITs and securities secured by real estate or interests therein issued by companies owning real estate or interests therein.

     6.   Purchase or sell commodities or commodity contracts.

     7.   Make loans other than  through  the  purchase  of debt  securities  in
          private  placements  and  the  loaning  of  portfolio   securities  as
          described under "Investment Objective and Policies".

     8. Borrow money in an amount exceeding the maximum permitted under the 1940 Act.

     9. Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933, as amended (the "Securities Act").

     10. Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.

     11. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Fund or its investment advisers who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowing and to the extent related to transactions in which the Fund is authorized to engage.

Except for the Fund's investment objective, industry concentration and fundamental investment restrictions as described in this prospectus and in the Statement of Additional Information, the percentage limitations and investment policies set forth in this prospectus can be changed by the Board without shareholder approval.

OTHER INVESTMENT TECHNIQUES. The Fund may engage in other types of transactions, including, but not limited to, investment in restricted and illiquid securities, repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques" and "Other Investment Policies and Techniques" in the Statement of Additional Information.


                              INVESTMENT PHILOSOPHY

COMMON STOCKS. With respect to the Fund's common stock portfolio (other than common stocks purchased primarily for their income-producing potential), the Advisers use an "intrinsic value" approach to selecting and managing the Fund's assets. The Advisers define intrinsic value as the discounted value of the cash that can be taken out of a business during its remaining life. Accordingly, in their securities selection process, the Advisers put primary emphasis on analysis of balance sheets, cash flows, the quality of management and its ability to efficiently and effectively allocate capital, various internal returns which indicate profitability, and the relationships that these factors have to the price of a given security. The intrinsic value approach is based on the belief that the securities of certain companies may sell at a discount from the Advisers' estimate of such companies' "intrinsic value". The Advisers will attempt to identify and invest in such securities, with the expectation that such value discount will narrow over time and thus provide capital appreciation for the Fund. When the Fund makes an investment in common stock of an issuer, it will likely make a significant investment and typically hold such stock for a long period of time. Over time, the Fund believes that value investing produces superior total returns.

FIXED INCOME INVESTMENTS. In seeking its total return objective, the Fund may invest a portion of its assets in U.S. government securities, preferred stocks, bonds and other income producing securities. In selecting such investments, the Advisers consider, among other things, current yield, liquidity, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt to equity and debt coverage ratios.

BONDS. Prior to April 26, 2002, the Fund was called USLIFE Income Fund, Inc. and was virtually 100% invested in corporate bonds. Since the Fund changed its investment objective on April 26, 2002, the Advisers have liquidated all of the Fund's bond portfolio. As of July __, 2005, the Fund had none of its assets invested in bonds.


                               PORTFOLIO CONTENTS

At any given time, the Fund has some or all of the types of investments described below. Under normal market conditions, the Fund invests primarily in a portfolio of common stocks and income producing securities such as stocks of REITs, RICs and utilities, bonds and preferred stocks.

COMMON STOCKS. The Fund may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Upon liquidation, holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid.

In selecting common stocks for investment, the Fund expects to focus primarily on U.S.-based companies, although the Fund is permitted to invest in companies outside the U.S. Generally, target companies have consistent high returns on equity, while using modest amounts of debt relative to their industries. The Fund seeks investments in businesses the Advisers understand which have fairly predictable and improving future earnings, and most importantly, are reasonably priced relative to the businesses' earnings and anticipated growth in earnings. The Fund does not focus its investments in "large-cap", "mid-cap" or "small-cap" companies since the Advisers believe it would be unwise to impose such investment limitations.

REAL ESTATE INVESTMENT TRUSTS (REITs). As a matter of investment policy, the Fund is concentrated in REITs, which means it will, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unit-holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit-holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs. The Fund invests in REITs primarily for income.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit-holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REGISTERED INVESTMENT COMPANIES (RICs). The Fund is permitted to invest up to 10% of its assets in securities issued by RICs. The common stock of closed-end
RICs can trade at a substantial discount to the underlying net asset value of the RIC, and the Fund may, from time to time, invest in common stocks issued by RICs when they are trading at discounts or when the Advisers otherwise deem market conditions appropriate. The Fund intends to normally invest in RICs that pay dividends. RICs that pay regular dividends typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. To the extent that the Fund invests in RICs, the Fund's shareholders will incur expenses with respect to both the Fund and that portion of the Fund's assets invested in other RICs. However, as common stocks of closed-end RICs can trade at substantial discounts to their underlying net asset values, the Advisers may deem the "double" expense to have minimal impact when compared to the discount at which the Fund may buy their shares. The net asset value and market value of common stock issued by RICs will fluctuate with the value of the underlying assets. The Fund may invest in the auction market preferred stock of other closed-end funds primarily as a means of investing the Fund's cash for the short-term in higher yielding alternatives to repurchase agreements or US treasury securities. The Fund will consider investing cash in these instruments, and other short-term money market type alternatives, when the yield spread is adequately attractive over repurchase agreements and US treasuries. The Fund generally will invest in auction market preferred stocks that are rated AAA although it may invest in lower rated securities from time to time.

PREFERRED STOCKS. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than fixed income securities. Unlike common stock, preferred securities typically do not have voting rights.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates. Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

The Fund may, from time to time, invest in preferred securities that are rated, or whose issuer's senior debt is rated, investment grade by Moody's and Standard & Poor's ("S&P") at the time of investment, although the Fund is not limited to investments in investment grade preferred securities. In addition, the Fund may acquire unrated issues that the Advisers deem to be comparable in quality to rated issues in which the Fund is authorized to invest.

MONEY MARKET INSTRUMENTS. Under normal conditions, the Fund may hold up to 10% of its assets in cash or money market instruments. The Fund intends to invest in money market instruments pending investments in common stocks, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors. When the Advisers believe that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

Money market instruments that the Fund may acquire usually will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, or securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include: Government Securities (as defined below); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-1 by S&P; and repurchase agreements.

REPURCHASE AGREEMENTS. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards established by the Board. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer term nature.

GOVERNMENT SECURITIES. The Fund may invest in government securities that include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities ("Government Securities"). Included among direct obligations of the United States are treasury bills, treasury notes and treasury bonds, which differ principally in terms of their maturities and are supported by the full faith and credit of the U.S. government. Securities issued by U.S. government agencies and instrumentalities include other securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds). No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

ZERO  COUPON  SECURITIES.  The Fund may invest up to 10% of its total  assets in zero coupon securities issued by the U.S. government, its agencies or instrumentalities, as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LENDING OF SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund's right to vote the securities.

PORTFOLIO TURNOVER. Although the Advisers are not restricted with respect to portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be less than 50% excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended November 30, 2003 and November 30, 2004, the Fund's portfolio turnover rates were 40% and 33%, respectively.


                                  RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

LEVERAGE RISK. The Fund expects to use financial leverage on an ongoing basis for investment purposes. Taking into account the Preferred Shares being offered in this prospectus, and the retirement of the Bank Debt with the proceeds of the Preferred Shares, the amount of leverage would, as of July ___, 2005, represent approximately ____% of the Fund's total assets. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the Fund and the value of assets serving as asset coverage for the Preferred Shares.

Because the fee paid to the Advisers will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the common shares plus the liquidation preference of the Preferred Shares), the fee will be higher when leverage is utilized, giving the Advisers an incentive to utilize leverage.

INTEREST RATE RISK. The Preferred Shares pay dividends based on shorter-term interest rates. The Fund presently has invested the proceeds of the Bank Debt in REITs and other dividend paying and income producing securities (defined above as "Income Producing Securities") and anticipates continuing to do so in order to generate sufficient income to pay interest on the Preferred Shares when due. The dividends and rates paid on the Income Producing Securities can be expected to fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares will also rise since the auction setting the dividends on Preferred Shares will compete for investors with other short-term instruments. A significant increased dividend rate on the Fund's Preferred Shares could result in the Fund under-earning its Preferred Shares dividend, which would lead to the Preferred Shares shareholders receiving a return of capital, assuming there are no capital gains to be paid out. Similarly, if the rating agencies lower the rating assigned to the Preferred Shares, the dividend rate on the Preferred Shares will likely increase. The Fund must pay all its expenses before it can pay any dividends, including any Preferred Shares dividends.

AUCTION RISK. The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. A holder of the Preferred Shares therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its Preferred Shares in an auction. Also, if you place bid orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also affect the liquidation of your investment. See "Description of Preferred Shares" and "The Auction - Auction Procedures."

As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

SECONDARY MARKET RISK. If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your Preferred Shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special dividend period (a rate period of more than twenty-eight days), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. You may transfer Preferred Shares outside of auctions only to or through a Broker-Dealer that has entered into a Broker-Dealer Agreement, or other persons as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer Agreement with the Auction Agent, that person will not be able to submit bids at auctions with respect to the Preferred Shares. Broker-Dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem Preferred Shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares will not be listed on a stock exchange or the Nasdaq National Market. If you sell your Preferred Shares to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction. In addition, a Broker-Dealer may, in its own discretion, decide to sell the Preferred Shares in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the Preferred Shares.

SECURITIES AND EXCHANGE COMMISSION INQUIRIES. The Underwriters have advised the Fund that certain of the Underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of those Underwriters conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the staff's request, those Underwriters are engaging in discussions with the staff concerning its inquiry. Neither those Underwriters nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the Preferred Shares or the auctions.

RATINGS AND ASSET COVERAGE RISK. While it is expected that Moody's will assign a rating of Aaa to the Preferred Shares and Fitch will assign a rating of AAA to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or Fitch could downgrade its rating of the Preferred Shares or withdraw its rating of the Preferred Shares at any time, which may make your shares less liquid at an auction or in the secondary market and may materially and adversely affect the value of the Preferred Shares if sold outside an auction. Moody's and Fitch are not required to provide prior notice of a decision to downgrade the Preferred Shares or to withdraw their rating. If Moody's or Fitch downgrades the Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of Preferred Shares - Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem, at a time that is not favorable to the Fund or its shareholders, a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem Preferred Shares at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of Preferred Shares voting as a separate class as discussed under "Description of Preferred Shares - Voting Rights," a sale of substantially all the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem Preferred Shares, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of
Preferred Shares - Rating Agency Guidelines and Asset Coverage." See "Description of Preferred Shares - Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a RIC for federal income tax purposes. While the Fund may redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a RIC under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Federal Income Tax Matters."

GENERAL RISKS OF INVESTING IN THE FUND. The Fund is not a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

     NON-DIVERSIFIED STATUS RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws. See "Federal Income Tax Matters."

     INVESTMENTS IN COMMON STOCKS. The Fund expects to invest, under normal market conditions, in excess of 80% of its assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund's net asset value may also be volatile. Further, because the time horizon for the Fund's investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

     REINVESTMENT RISK. Income from the Fund's portfolio will decline if the Fund invests the income from or proceeds from the sale of its Income Producing Securities into lower yielding instruments or Income Producing Securities with a lower spread over the base lending rate. A decline in income could affect the Fund's ability to pay dividends on the Preferred Shares.

     CONCENTRATION RISK. The Fund is classified as "non-diversified" under the 1940 Act, which means it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuation in the value of large Fund holdings.

     INVESTMENTS IN REITs. As a matter of investment policy, the Fund is concentrated in REITs, which means it must maintain over 25% of its investments in REITs and other companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy, thus limiting its flexibility to liquidate REITs in the future should market conditions warrant. Since the Fund concentrates its assets in the real estate industry, the Fund's performance will be generally linked to performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of poor management or the failure of borrowers to pay their loans. Many REITs utilize leverage which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. The dividend income paid out by the REIT may be reduced or eliminated, depending on the income produced by the underlying properties owned by the REITs. In the normal course of business, REITs face risks that are either non-financial or non-quantifiable. These risks principally include credit risk as well as legal risk. Because most REITs are typically financed with debt instruments, they are also interest rate sensitive. In addition, there are risks associated with particular sectors of real estate investments (e.g., retail, office, hotel, healthcare and multifamily properties), although the Fund does not intend to focus on any particular sector of real estate investments.

     INVESTMENTS IN BERKSHIRE HATHAWAY. The Fund presently has invested a significant percentage of its portfolio in low-dividend or non-dividend paying common stocks such as Berkshire Hathaway, Inc. (NYSE: BRK) ("Berkshire"). As of July ___, 2005, the Fund held 310 Berkshire Class A shares, representing ____% of the Fund's assets. The Advisers do not currently intend to liquidate any portion of the Fund's position in Berkshire. Although not an insurance company itself, Berkshire owns Geico Insurance and General Re Insurance, and therefore derives a significant portion of its income, and its value, from these two insurance companies. The insurance business can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire or any other company in which the Fund has made a significant common stock investment (i) would result in a significant decline in the Fund's net asset value, (ii) may result in a proportionate decline in the market price of the Fund's common shares, and
     (iii) may result in greater risk and market fluctuation than a fund that has a more diversified portfolio.

     LEVERAGING. The Fund is currently leveraged with the Bank Debt which will be replaced with leverage from the Preferred Shares. Use of leverage may have a number of adverse effects on the Fund and its shareholders including: (i) leverage may magnify market fluctuations in the Fund's underlying holdings thus causing a disproportionate change in the Fund's net asset value; (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to shareholders and generally making the Fund's total return to such shareholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock it has issued when it may be disadvantageous to do so; (iv) leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the Fund's common stock to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes; and (v) the Fund may be forced to redeem some or all of the Preferred Shares at inopportune times due to a decline in market value of Fund investments.

     DISCOUNT FROM NET ASSET VALUE. Common stock of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a "discount"). The possibility that the Fund's shares will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

     SIZE OF FUND. As of July ___, 2005, the Fund had net assets of approximately $____ million. As a fund with a relatively small asset base, the Fund may be subject to certain operational inefficiencies including: higher expense ratio, less coverage by analysts and the marketplace in general which can contribute to a less active trading market for the Fund's shares and consequently a wider discount, more limited ability to attract new investors and/or take advantage of investment opportunities and less ability to take advantage of lower transaction costs available to larger investors.

     REPURCHASE OF THE FUND'S COMMON STOCK. The Fund is authorized to repurchase its common shares on the open market when the shares are trading at a discount from net asset value as determined by the Board from time to time. The acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the acquisition of common shares by the Fund may require the Fund to redeem the Preferred Shares in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of common shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund.

     DEPENDENCE ON KEY PERSONNEL. The Advisers are dependent upon the expertise of Stewart Horejsi in providing advisory services with respect to the Fund's investments. If the Advisers were to lose the services of Mr. Horejsi, their ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Horejsi in the event of his death, resignation, retirement or inability to act on behalf of the Advisers.

     ISSUER RISK. The value of the Fund's portfolio may decline for a number of reasons which directly relate to the issuers of the securities in the portfolio, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

     INFLATION RISK. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline.

     REPURCHASE AGREEMENTS. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     FOREIGN SECURITIES RISK. The Fund may invest without limit in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable.

     o Currency exchange rates or controls may adversely affect the value of the Fund's investments.

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

     o Withholdings and other non-U.S. taxes may decrease the Fund's return.

     CURRENCY RISK. A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

     SOVEREIGN DEBT RISK. An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     LIQUIDITY RISK. Although the Fund invests primarily in securities traded on national exchanges, it may invest in less liquid assets from time to time that are not readily marketable and may be subject to restrictions on resale. Illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. . The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices.

     MARKET DISRUPTION RISK. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

     ANTI-TAKEOVER PROVISIONS RISK. The Fund's Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.


                             MANAGEMENT OF THE FUND

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisers. There are currently five directors of the Fund, one of whom is an "interested person" of the Fund (as defined in the 1940 Act).

INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is certain information about each Director of the Fund, including his address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years:


Name, Address*, Age        Position, Length of       Principal Occupation(s) and Other                  Number of Funds
                           Term Served, and Term     Directorships Held During the Past Five            in Fund Complex
                           of Office**               Years                                              Overseen by
                                                                                                        Director+
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors

Joel W. Looney,            Director of the Fund      Partner, Financial Management Group, LLC           2
Chairman                   since January, 2002.      (investment adviser), since July 1999; CFO,
Age:  43                   Chairman of the Board     Bethany College, 1995-1999; Director,
                           of the Fund since         Boulder Total Return Fund, Inc., since
                           October 2004.             January 2001; Director and Chairman of the
                                                     Board, First Financial Fund, Inc., since
                                                     August 2003.


Alfred G. Aldridge, Jr.    Director of the Fund      Executive Vice President, Business                 2
Brig. Gen. (Retired)       since January 2002.       Development Specialists (sales and
Cal. Air National Guard                              marketing consulting) since 2004; Sales
Age: 67                                              Manager, Shamrock Foods Company,1982-2002;
                                                     Director, Arizona Sports Foundation, since
                                                     1997;  Director, Boulder Total Return Fund,
                                                     Inc., since 1999; Director, Maricopa Youth
                                                     Assistance Foundation, since 2004.

Richard I. Barr            Director of the Fund      Retired; Manager, Advantage Sales and              2
Age:  67                   since January 2002.       Marketing, Inc. (food brokerage),
                                                     1963-2001; Director, Boulder Total Return
                                                     Fund, Inc., since 1999 and Chairman of the
                                                     Board since 2003; Director, First Financial
                                                     Fund, Inc., since 2001.

Dennis R. Causier***       Director of the Fund      Retired; Managing Director and Chairman,           1
Age:  57                   since October 2004.       P.S. Group PLC (engineering and
                                                     construction), 1966-2001; Owner,
                                                     Professional Yacht Management Services
                                                     (yacht management) 2002-present; Director,
                                                     First Financial Fund, Inc., since October,
                                                     2004.
------------------------------------------------------------------------------------------------------------------------------------
Interested Director

John S. Horejsi++          Director of the Fund      Director of Horejsi Charitable Foundation          1
Age: 37                    since May 2004.           (a private charitable foundation), since
                                                     1997.

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Each Director's current term expires at the annual meeting of shareholders in 2006.

*** Mr. Causier is a British citizen and a resident of ____________ and substantially all of his assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to (i) the enforceability in ______________ of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States, (ii) whether the ____________ courts would enforce judgments of United States courts obtained in actions against Mr. Causier predicated upon the civil liability provisions of the federal securities laws, or (iii) whether _________ courts would enforce, in an original action, liabilities against Mr. Causier predicated solely on federal securities laws. Mr. Causier has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as his agent for service of process in any legal action in the United States, thus subjecting him to the jurisdiction of the United States courts.

+ The "fund complex" consists of the Fund and Boulder Total Return Fund, Inc. which is also managed by the Advisers.

++ Mr. Horejsi is an "interested person" of the Fund by virtue of his relationship with Stewart Horejsi, the Fund's primary portfolio manager and an employee of BIA and SIA.

Messrs. Looney, Barr and Causier also serve as directors of First Financial Fund, Inc., an investment company acknowledged to be under common control with the Advisers. From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the Fund's largest shareholder, the Ernest Horejsi Trust No. 1B
(the "EH Trust"). The address for the EH Trust is 3601 C Street, Suite 600, Anchorage, Alaska 99503.

The EH Trust holds [21%] of the Fund's outstanding shares and is the Fund's largest shareholder. The EH Trust has asserted, and the Fund has acknowledged, that the EH Trust is a "control person" as contemplated by the 1940 Act. The sole trustees of the EH Trust are Badlands Trust Company, LLC ("Badlands"), Larry Dunlap and Susan Ciciora, Stewart Horejsi's daughter (collectively, the "EH Trustees"). The EH Trustees may also be deemed to be control persons by virtue of their trusteeship with the EH Trust. The EH Trustees disclaim any such control relationship. The Stewart R. Horejsi Trust No. 2A (the "SRH Trust"), an irrevocable grantor trust established by Stewart Horejsi for the benefit of his issue, is the sole equity owner of Badlands and may be deemed indirectly to be a control person by virtue of its ownership of Badlands. The SRH Trust disclaims any such control relationship.

As discussed above, the EH Trust owns [21%] of the Fund's common stock, is a "control person" as contemplated under the 1940 Act and is affiliated with entities who own the Advisers and FAS (i.e., the Horejsi Affiliates). As a large shareholder, EH Trust is able to significantly influence any matters upon which the holders of common stock may vote, including the election of the Fund's directors and any change in the Fund's investment adviser. Since all members of the Board are elected annually, the EH Trust may be able to effect a change of control with respect to the entire Board in a single election. Similarly, several of the Fund's corporate governance policies grant shareholders voting power or decrease the voting requirement necessary to take certain actions. As a large shareholder, the EH Trust will have greater influence over the adoption or failure of certain corporate actions requiring a vote of the Fund's shareholders. In particular, the EH Trust would have a greater influence in compelling a special meeting with the support of only a small percentage of other non-Horejsi shareholders. Nonetheless, since most of the other actions under the Fund's corporate governance policies require the support of either a majority or two-thirds of outstanding shares for a future change, the EH Trust cannot effect any such change without the support of a substantial number of non-Horejsi shareholders. However, in these instances, where an action requires a majority or two-thirds voting approval, the EH Trust may have an effective veto.

Together with other trusts and entities affiliated with the Horejsi family (more particularly defined below as the "Horejsi Affiliates"), the EH Trust has asserted control with respect to two other investment companies, Boulder Total Return Fund, Inc. ("BTF") and First Financial Fund, Inc. ("FF"). As discussed below, the Horejsi Affiliates also own the Advisers and FAS, the Fund's co-administrator. The following table shows security ownership by the Independent Directors with respect to BTF and FF as of December 31, 2004.

Name of Director           Company         Title of Class        Value of        Percent of Class
                                                              Securities (1)


Joel W. Looney               BTF               Common             $_____           Less than 1%
                             FF                Common             $_____           Less than 1%
Alfred G. Aldridge           BTF               Common             $_____           Less than 1%
                             FF                Common             $_____           Less than 1%
Richard I. Barr              BTF               Common             $_____           Less than 1%
                             FF                Common             $_____           Less than 1%
Dennis R. Causier            BTF               Common               $0             Less than 1%
                             FF                Common               $0             Less than 1%

(1) Closing price on December 31, 2004.


Direct ownership of the Fund's common stock by all officers and directors of the Fund is less than one percent. John Horejsi, an interested director of the Fund, is a discretionary beneficiary of the EH Trust and may be deemed to have indirect beneficial ownership of the common stock held by the EH Trust. Mr. Horejsi disclaims all such beneficial ownership. Mr. Horejsi does not directly own any shares of the Fund. Stephen Miller, the Fund's president, is an officer and director of Badlands and may be deemed to have in direct beneficial ownership of the common stock held by the EH Trust. However, because two of the EH Trustees are required in order for the EH Trust to vote or exercise dispositive authority with respect to shares owned by the EH Trust, Mr. Miller disclaims beneficial ownership of such shares.

The names of the officers of the Fund and certain additional information are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 26, 2005. Each officer will hold such office until a successor has been elected by the Board.

                               Position, Length of Term
Name, Address, Age                Served, and Term of     Principal Occupation(s) and Other Directorships Held
                                        Office                         During the Past Five Years
Stephen C. Miller              President of the Fund      President of and General Counsel for BIA, since 1999;
1680 38th Street,              since January 2002 and     Manager, FAS, since 1999; Vice President of SIA, since
Suite 800                      Director from January      ______; Director and President of Boulder Total Return
Boulder, CO 80301              2002 through October       Fund, Inc., since 1999 (resigned as Director in 2004);
Age:  52                       2004.  Appointed           Director and President of First Financial Fund, Inc.
                               annually.                  since 2003 (resigned as Director and Chairman in 2004);
                                                          President and General Counsel, Horejsi, Inc.
                                                          (liquidated in 1999); General Counsel, Brown
                                                          Welding Supply, LLC (sold in 1999);
                                                          officer of various other entities
                                                          affiliated with the Horejsi family; Of
                                                          Counsel, Krassa & Miller, LLC since 1991.

Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since April, 1999; Vice President, Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301              and Treasurer since        Total Return Fund, Inc., since 1999 and First Financial
Age: 41                        January 2002.  Appointed   Fund, Inc., since August 2003.
                               annually.

Stephanie J. Kelley            Secretary since January    Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,              2002.  Appointed           October 2000 and First Financial Fund, Inc., since
Suite 800                      annually.                  August 2003; Assistant Secretary and Assistant Treasurer
Boulder, CO 80301                                         of various other entities affiliated with the Horejsi
Age:  48                                                  family; Employee, FAS, since March 1999.

Nicole L. Murphey              Assistant Secretary        Assistant Secretary, Boulder Total Return Fund, Inc.,
1680 38th Street,              since January 2002.        since October 2000 and First Financial Fund, Inc. since
Suite 800                      Appointed annually.        August 2003; Employee, FAS, since July 1999.
Boulder, CO 80301
Age:  28

Candace Cavalier               Assistant Secretary        Assistant Secretary, Boulder Total Return Fund, Inc. and
200 Clarendon Street           since April 2005.          First Financial Fund, Inc. since January 2005; Associate
Boston, MA 02116               Appointed annually         Counsel, Investors Bank & Trust Company, since March
Age: 33                                                   2004; Consultant at Deutsche Asset Management from
                                                          September 2002 to Sept 2003; Associate at Hinckley, Allen &
                                                          Snyder LLP from July 2001 to July 2002; Staff Attorney at
                                                          Securities and Exchange Commission from September 1998 to
                                                          June 2001.

Laura Healy                    Assistant Treasurer        Assistant Treasurer, Boulder Total Return Fund, Inc. and
200 Clarendon Street           since January 2005.        First Financial Fund, Inc. since January 2005; Senior
Boston, MA 02116               Appointed annually.        Director, Investors Bank & Trust Company, since January
Age: 41                                                   2002; Assistant Treasurer at MFS Investment Management
                                                          from December 1996 to January 2002.

Janice Desmond                 Assistant Treasurer        Assistant Treasurer, Boulder Total Return Fund, Inc. and
200 Clarendon Street           since January 2005.        First Financial Fund, Inc. since January 2005; Director,
Boston, MA 02116               Appointed annually.        Investors Bank & Trust Company, since January 2005; Vice
Age: 54                                                   President of Deutsche Asset Management from February
                                                          2001 to January 2005; Assistant Vice President of
                                                          Wellington Asset Management from September 1999 to
                                                          February 2001.

INFORMATION REGARDING THE ADVISERS AND OTHER SERVICE PROVIDERS. The Fund is co-advised by BIA and SIA. Since January of 2002, the Advisers have been providing advisory services to the Fund and, since March of 1999, to the Boulder Total Return Fund, Inc. As of July ___, 2005, the Advisers had a total of $_____ million in assets under management.

BOULDER INVESTMENT ADVISERS, LLC. BIA was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Together with SIA, BIA serves as the investment co-adviser to two registered closed-end investment companies, the Fund and Boulder Total Return Fund, Inc (together, the "Boulder Funds"). At the present time, BIA has only one other client, also co-advised with SIA, which is an affiliated private foundation, the Horejsi Charitable Foundation. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the various other trusts and entities affiliated with the Horejsi family (the "Horejsi Affiliates"). The members of BIA are Evergreen Atlantic, LLC, a _________, located at 1680 38th Street, Suite 800, Boulder, Colorado 80301 and the Lola Brown Trust No. 1B, an irrevocable Alaska domiciled trust, whose address is c/o Badlands Trust Company, LLC, 3601 C Street, Suite 600, Anchorage, Alaska 99503 (the "Members"). The Members each hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Both Mr. Horejsi and John S. Horejsi, Mr. Horejsi's son and one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi family affiliated trusts which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, both Stewart R. Horejsi and John S. Horejsi may directly or indirectly benefit from the relationship between the Fund and BIA.

STEWART INVESTMENT ADVISERS. SIA is a Barbados international business company, incorporated on November 12, 1996. As discussed above, SIA, together with BIA, serves as the investment co-adviser to the Boulder Funds and the Horejsi Charitable Foundation, which presently are SIA's only clients. SIA is wholly owned by the Stewart West Indies Trust, an irrevocable trust domiciled in Alaska, established by Stewart Horejsi in 1996 primarily to benefit his issue (the "West Indies Trust"). The West Indies Trust's address is c/o Badlands Trust Company, LLC, 3601 C Street, Suite 600, Anchorage, Alaska 99503. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, John S. Horejsi, Mr. Horejsi's son and the Fund's "interested" director, is a discretionary beneficiary under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between SIA and the Fund.

SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to (i) the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States, (ii) whether the appropriate foreign courts would enforce judgments of United States courts obtained in actions against SIA predicated upon the civil liability provisions of the federal securities laws, or (iii) whether a Barbados court would enforce, in an original action, liabilities against SIA predicated solely on federal securities laws. Pursuant to the advisory agreement between SIA and the Fund, SIA has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

PORTFOLIO MANAGERS. Stewart R. Horejsi is the Fund's primary investment manager and, together with Carl D. Johns, the Fund's Vice President and Treasurer, is responsible for the day-to-day management of the Fund's assets and is primarily responsible for the Fund's asset allocation. Mr. Horejsi has been an employee of both BIA and SIA since ______. Mr. Horejsi has been the President or Manager of various subsidiaries of various Horejsi family affiliates since June 1986, and the investment manager for various Horejsi Affiliates since 1982. He was a director of the Boulder Total Return Fund, Inc. until November, 2001; General Manager of Brown Welding Supply, LLC from 1994 until 1999; and a director of Sunflower Bank from ____ to ____. Mr. Horejsi has been the Director and President of the Horejsi Charitable Foundation, Inc. since 1997. He received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

Carl D. Johns, the Fund's Vice President and Treasurer, is also Vice President and Treasurer for BIA and, together with Mr. Horejsi, is responsible for research, managing the Fund's fixed income portfolio and BIA's day-to-day advisory activities. He has worked for BIA since 1999. Since 1999, he has been Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Boulder Total Return Fund, Inc. Mr. Johns is also the assistant manager of FAS. Prior to joining BIA, Mr. Johns worked at Flaherty and Crumrine,
Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Preferred Income Management Fund Incorporated. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991.

Additional information regarding the portfolio managers' compensation, other accounts managed and ownership of Fund shares is included in the Statement of Additional Information.

THE INVESTMENT CO-ADVISORY AGREEMENTS. The Advisers and the Fund are parties to investment co-advisory agreements dated as of April 26, 2002 (the "Advisory Agreements"). Under the terms of the Advisory Agreements, the Advisers provide advisory services regarding asset allocation, manage the investment of the Fund's assets and provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as necessary for the operations of the Fund. The Advisory Agreements provide, among other things, that the Advisers will bear all expenses in connection with the performance of their services under the Advisory Agreements, although the Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of the Advisers; Securities and Exchange Commission fees; state Blue Sky qualification fees; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; and litigation and other extraordinary or non-recurring expenses.

The Advisory Agreements provide that the Fund shall pay to the Advisers for their services an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly net assets (the "Adviser Fee") (including the principal amount of leverage, if any). Under the terms of the Advisory Agreements, the Advisers split the Adviser Fee as determined by the Advisers and approved by the Board from time to time. Presently, the Adviser Fee is split between BIA and SIA 25% and 75%, respectively. Although the Advisers intend to devote such time and effort to the business of the Fund as is reasonably necessary to perform their respective duties to the Fund, the services of the Advisers are not exclusive and the Advisers may provide similar services to other investment companies and other clients and may engage in other activities.

The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Advisers against any liability to the Fund to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Fund of the Advisers and their partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Each Advisory Agreement will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisers on 60 days' written notice by either party to the other. Except as otherwise provided by order of the Securities and Exchange Commission or any rule or provision of the 1940 Act, each of the Advisory Agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

FUND ADMINISTRATIVE SERVICES, LLC. The Fund's co-administrator is Fund Administrative Services, LLC ("FAS" or the "Administrator"). FAS (formerly Boulder Administrative Services, LLC) is a Colorado limited liability company whose principal place of business is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The members of FAS are Lola Brown Trust No. 1B (50%) and Evergreen Atlantic, L.L.C. (50%) (the "Members"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. The officers of FAS are Stephen C. Miller, manager; Carl D. Johns, assistant manager; Laura Rhodenbaugh, secretary/treasurer; and Stephanie Kelley, assistant secretary. Since January of 2002, FAS has been providing certain administrative and executive management services to the Fund, including among other things negotiation of service provider contracts, oversight of service providers, maintenance of the Fund's policies and procedures, and provision of compliance, legal and fund accounting services. FAS has also provided such administrative and executive management services to the Boulder Total Return Fund, Inc. since March of 1999, and to First Financial Fund, Inc. since August of 2003.

The Fund and FAS are parties to an Administration Agreement dated February 1, 2004 (the "Administration Agreement"). FAS is owned by the Members, who, as indicated above, are also the owners of BIA and are included in the group referred to herein as the Horejsi Affiliates. As discussed above, both Stewart
R. Horejsi and his son John S. Horejsi, the Fund's only "interested" director, are discretionary beneficiaries under the Lola Brown Trust No. 1B, one of the Members of FAS, and under the trusts that own Evergreen Atlantic, LLC, the other Member of FAS.

Under the Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. Notwithstanding, FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). Accordingly, FAS has agreed to waive a portion of its fee should the total monthly administration expenses exceed 0.30%.

INVESTORS BANK & TRUST COMPANY. Investors Bank & Trust Company ("Investors Bank"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's co-administrator and custodian. As co-administrator, Investors Bank provides certain services including fund accounting and preparation of materials for Board meetings. Under an administration agreement and custody agreement between the Fund and Investors Bank, the Fund pays Investors Bank a combined monthly fee for both co-administrative and custodian services calculated at an annual rate of 0.058% of the value of the Fund's average monthly net assets up to $300 million and 0.04% on the value of the Fund's average monthly net assets over $300 million, or a minimum monthly fee of $10,500. Presently, because of the level of the Fund's average monthly net assets, the Fund pays the minimum of $10,500 monthly. In addition, Investors Bank receives certain out-of-pocket expenses, transaction fees and certain charges for securities transactions. All customary fees of the custodian are paid by the Fund.

PFPC INC. The transfer agent, dividend disbursing agent and registrar for the common shares of the Fund is PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of the PNC Financial Services Group, Inc. PFPC is located at 4400 Computer Drive, Westborough, MA 01581-5120. As compensation for PFPC's services, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

                         DESCRIPTION OF PREFERRED SHARES

The following is a brief description of the material terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Articles Supplementary (Appendix C to the Statement of Additional Information).

GENERAL. The Articles of Amendment and Restatement of the Fund filed on May 18, 2004 authorize the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined by the Board without the approval of common shareholders. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

The Preferred Shares are preferred shares that entitle their holders to receive dividends when, as and if declared by the Board, out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods. The applicable rate for a particular dividend period for the Preferred Shares will be determined by an auction conducted on the business day before the start of such dividend period. Beneficial owners and potential beneficial owners of Preferred Shares may participate in auctions, although, except in the case of special dividend periods of longer than 91 days, beneficial owners desiring to continue to hold all of their Preferred Shares regardless of the applicable rate resulting from auctions need not participate in order to continue to hold the Preferred Shares. For an explanation of auctions and the method of determining the applicable rate, see "Dividends and Rate Periods" and "The Auction" below.

The nominee of the Securities Depository is expected to be the sole holder of record of the Preferred Shares. Accordingly, each purchase of Preferred Shares must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member (members of DTC that will act on behalf of existing or potential holders of Preferred Shares are referred to herein as "Agent Member"), to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the Preferred Shares.

The Preferred Shares will rank on parity with any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of Preferred Shares carries one vote on matters on which Preferred Shares can be voted. When issued and sold, the Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not declared) and will be fully paid and non-assessable. See "Liquidation." The Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights. The Preferred Shares will not be convertible into common shares or other shares of the Fund, and the holders thereof will have no preemptive rights. The Preferred Shares will not be subject to any sinking fund but will be subject to redemption at the option of the Fund on any dividend payment date for the Preferred Shares (except during the initial dividend period and during a Non-Call Period) at a redemption price generally equal to $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the Preferred Shares will be subject to mandatory redemption by the Fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends. See "Redemption."

DIVIDENDS AND RATE PERIODS.

     GENERAL. The following is a general description of dividends and rate periods for the Preferred Shares. The initial rate period for the Preferred Shares will be _____days and the dividend rate for this period will be _____%. Subsequent rate periods will be 28 days, and the dividend rate will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "Designation of Special Rate Periods" below.

     DIVIDEND PAYMENT DATES. Dividends on the Preferred Shares will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Charter and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary. If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

     o the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

     o the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

     o the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the Auction Agent in same-day funds on each dividend payment date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

     CALCULATION OF DIVIDEND PAYMENT. The Fund computes the dividends per share payable on the Preferred Shares by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share. Dividends on the Preferred Shares will accumulate from the date of their original issue, which is _________, 2005. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below.

     DETERMINATION OF MAXIMUM APPLICABLE RATE. The maximum applicable rate for any regular period will be the higher of (as set forth in the table below) the applicable percentage of the Reference Rate or the applicable spread plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage or applicable spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a maximum applicable rate for a special rate period. The applicable percentage or applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Moody's and Fitch.

The "LIBOR Rate," as described in greater detail in the Articles Supplementary, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the Preferred Shares.

The  "Treasury  Index  Rate," as  described  in greater  detail in the  Articles
Supplementary, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the Preferred Shares.

                       Applicable Percentage Payment Table

                                               Applicable
             Credit Ratings                    Percentage       Applicable Spread
      Moody's           Fitch
   Aaa                  AAA                    125%             1.25%
   Aa3 to Aa1           A- to AA+              150%             1.50%
   A3 to A1             A- to A+               200%             2.00%
   Baa3 to Baa1         BBB- to BBB+           250%             2.50%
   Ba1 and lower        BB+ and lower          300%             3.00%


Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

                       Maximum Applicable
                        Rate Using the      Maximum Applicable      Method Used to
                          Applicable         Rate Using the       Determine the Maximum
   Reference Rate      Percentage          Applicable Spread      Applicable Rate
   1%                  1.25%               2.25%                  Spread
   2%                  2.50%               3.25%                  Spread
   3%                  3.75%               4.25%                  Spread
   4%                  5.00%               5.25%                  Spread
   5%                  6.25%               6.25%                  Either
   6%                  7.50%               7.25%                  Percentage


The Board may amend the maximum applicable rate to increase the percentage amount by which the Reference Rate described above is multiplied, or to increase the spread added to the Reference Rate, to determine the maximum applicable rate shown without the vote or consent of the holders of Preferred Shares, or any other shareholder of the Fund, but only with confirmation from each rating agency then rating the Preferred Shares that such action will not impair such agency's then-current rating of the Preferred Shares, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under "Rating Agency Guidelines and Asset Coverage."

Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will result in the cancellation of any auction and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the applicable Reference Rate. The Fund does not intend to establish any reserves for the payment of dividends.

     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. While any of the Preferred Shares are outstanding, the Fund, except as provided below, may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Fund may not call for redemption or redeem any of its common shares. However, the Fund is not confined by the above restrictions if:

     o immediately after such transaction, the discounted value of the Fund's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the value of the Fund's portfolio would be equal to or greater than the 1940 Act Preferred Share Asset Coverage (see "Rating Agency Guidelines and Asset Coverage" below);

     o full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and

     o the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share of Preferred Shares and such other class or series of shares bear to each other.

     DESIGNATION OF SPECIAL RATE PERIODS. The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a "notice of special rate period") to the Auction Agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the Preferred Shares will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares and the Underwriter designated by the Fund, initially [Lead Underwriter], must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the shares of the Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.

     NON-PAYMENT PERIOD AND LATE CHARGE. A "failure to deposit," with respect to the Preferred Shares, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the business day next preceding any dividend payment date for the Preferred Shares in funds available on such dividend payment date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such dividend payment date or (B) on the business day next preceding any redemption date in funds available on such redemption date in the City of New York, New York, the redemption price to be paid on such redemption date after notice of redemption is mailed; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the redemption price in respect of Preferred Shares when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption. If a failure to deposit occurs but, prior to 12:00 noon, New York City time, on the third business day next succeeding the date on which such failure to deposit occurred, such failure to deposit shall have been cured and the Fund shall have paid to the Auction Agent a late charge ("Late
Charge") equal to the sum of (1) if such failure to deposit consisted of the failure to timely pay to the Auction Agent the full amount of dividends with respect to any dividend period, an amount computed by multiplying (x) 300% of the Reference Rate for the dividend period during which such failure to deposit occurs on the dividend payment date for such dividend period by (y) a fraction, the numerator of which shall be the number of days for which such failure to deposit has not been cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding Preferred Shares and (2) if such failure to deposit consisted of the failure to timely pay to the Auction Agent the redemption price of the shares, if any, for which notice of redemption has been mailed by the Fund, an amount computed by multiplying (x) 300% of the Reference Rate for the dividend period during which such failure to deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure to deposit is not cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares to be redeemed, then no auction will be held for the subsequent dividend period thereof and the dividend rate for such subsequent dividend period will be the maximum applicable rate on the auction date for such subsequent dividend period. If any failure to deposit shall have occurred with respect to the Preferred Shares during any dividend period thereof, and, prior to 12:00 noon, New York
City time, on the third business day next succeeding the date on which such failure to deposit occurred, such failure to deposit shall not have been cured or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no auction will be held in respect of Preferred Shares for the first subsequent dividend period thereafter (or for any dividend period thereafter to and including the dividend period during which (1) such failure to deposit is cured and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such failure to deposit), in each case no later than 12:00 noon, New York City time, on the fourth business day prior to the end of such dividend period) (a "non-payment period") and the dividend rate for each such subsequent dividend period shall be a rate per annum (the "non-payment period rate") equal to 300% of the applicable Reference Rate, provided that the Board shall have the authority to adjust, modify, alter or change from time to time such initial rate if the Board determines and the rating agencies (or any substitute rating agency) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect the then-current ratings on the Preferred Shares.

REDEMPTION

     MANDATORY REDEMPTION. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the 1940 Act Preferred Share Asset Coverage (at least 200% with respect to senior securities which are equity shares, including Preferred Shares). Eligible portfolio securities for purposes of the Preferred Shares Basic Maintenance Amount will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the Preferred Shares, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the Board specifies out of legally available funds, in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not declared) to (but not including) the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding Preferred Shares. The mandatory redemption will be limited to the number of Preferred Shares necessary, after giving effect to such redemption, in order that the discounted value of the Fund's portfolio equals or exceeds the Preferred Shares Basic Maintenance Amount, and the value of the Fund's portfolio equals or exceeds the 1940 Act Preferred Share Asset Coverage. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be, pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

     OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may, without the consent of the holders of Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including all outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding preferred shares.


LIQUIDATION

If the Fund is liquidated, the holders of outstanding Preferred Shares will receive the liquidation preference, plus all accumulated but unpaid dividends, before any payment is made to the holders of common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of other preferred shares ranking on parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

     o the sale of all or substantially all the property or business of the Fund;

     o the merger or consolidation of the Fund into or with any other business trust or corporation; or

     o the merger or consolidation of any other business trust or corporation into or with the Fund.

In addition, none of the foregoing would result in the Fund being required to redeem any Preferred Shares if after such transaction the Fund continued to comply with the rating agency guidelines and asset coverage ratios.

RATING AGENCY GUIDELINES AND ASSET COVERAGE. It is expected that Moody's will assign a rating of Aaa and Fitch will assign a rating of AAA to the Preferred Shares. Securities rated Aaa by Moody's are considered by Moody's as the best quality investment grade securities and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues. Securities rated AAA by Fitch denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

The Fund is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a discounted value at least equal to the Preferred
Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating discounted value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's portfolio. The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the Preferred Shares then outstanding, together with the aggregate liquidation preference on any other series of preferred shares (plus redemption premium, if any), and (b) certain accrued and projected dividend and other payment obligations of the Fund.

The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Share Asset Coverage. The Fund's 1940 Act Preferred Share Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Share Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of __________ 2005, the 1940 Act Preferred Share Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at approximately $________ would have been computed as follows:


  Value of Fund assets less liabilities not          $
       constituting senior securities
_____________________________________________   =    __________   = _________%

 Senior securities representing indebtedness
   plus liquidation value of the preferred           $
                   shares

In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Share Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem preferred shares as described under "Redemption - Mandatory Redemption" above.

The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the Preferred Shares or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event such rating agency is no longer rating the Preferred Shares or the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and Fitch by the Fund and the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

The rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the Preferred Shares.

VOTING RIGHTS. Except as otherwise provided in this prospectus or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Directors. The remaining Directors are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. The term of Directors elected by holders of preferred stock, such as the Preferred Shares, will terminate automatically upon redemption in full of the preferred stock. If at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including Preferred Shares, is that the number of Directors constituting the Board will be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred shares, including Preferred Shares, as described above, would constitute a majority of the Board. The holders of preferred shares, including Preferred Shares, will be entitled to elect that smallest number of additional Directors at a special meeting of shareholders as soon as possible and at all subsequent meetings at which Directors are to be elected. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional Directors elected by the holders of preferred shares, including Preferred Shares, will automatically terminate.

As long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting together as a separate class):

     (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares or any other preferred shares, unless, in the case of preferred shares on a parity with the Preferred Shares, the Fund obtains written confirmation from Moody's (if Moody's is then rating preferred shares), Fitch (if Fitch is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Fund continues to comply with
Section 13 of the 1940 Act, the 1940 Act Preferred Share Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

     (b) amend, alter or repeal the provisions of the Charter or Articles Supplementary by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount; or

     (c) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Shares.

So long as any shares of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Charter or Articles Supplementary of a holder of preferred shares differently than those of a holder of any other preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Charter or Articles Supplementary, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by the Charter or Articles Supplementary, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Charter.

The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in the Fund to effect such redemption.


                                   THE AUCTION

GENERAL. The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the Preferred Shares for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Articles Supplementary, the material terms of which are summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the Articles Supplementary included as Appendix C in the Statement of Additional Information for a more complete description of the auction process.

AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures to determine the applicable rate for the Preferred Shares so long as the applicable rate for the Preferred Shares is to be based on the results of an auction.

The Auction Agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the auction agency agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the auction agency agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

The Auction Agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after delivery of said notice. If the Auction Agent should resign or its appointment is terminated during any period that any Preferred Shares are outstanding, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor auction agent.

BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge: (i) for any twenty-eight-day dividend period, at the annual rate of 1/4 of 1% of the liquidation preference (such liquidation preference being $25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in an auction (equal to $[62.50] per Preferred Shares per year) and (ii) for any special dividend period, as determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and which shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar fixed maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. This service charge applies to Preferred Shares held on account of the Broker-Dealer's clients as well as to Preferred Shares held for the Broker-Dealer's own account. A Broker-Dealer may share a portion of any such fees with non-participating broker-dealers that submit orders to the Broker-Dealer for an auction that are placed by that Broker-Dealer at such auction.

The Fund may request that the Auction Agent terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the Agreement(s).

AUCTION PROCEDURES. The following is a brief summary of the material terms of the procedures to be used in conducting auctions. This summary is qualified by reference to the Auction Procedures set forth in the Articles Supplementary, which is attached as Appendix C to the Statement of Additional Information. The settlement procedures to be used with respect to auctions are set forth in Appendix D to the Statement of Additional Information.

Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares, or a Broker-Dealer that holds Preferred Shares for its own account, may submit the following types of orders with respect to the Preferred Shares to that Broker-Dealer:

     1. Hold Order - indicating its desire to hold shares without regard to the applicable rate for the next dividend period.

     2. Bid - indicating its desire to purchase or hold the indicated number of shares at $25,000 per share if the applicable rate for the next dividend period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell shares at $25,000 per share if the applicable rate for the next dividend period is less than the rate or spread specified in the bid.

     3. Sell Order - indicating its desire to sell shares at $25,000 per share without regard to the applicable rate for the next dividend period.

A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different Preferred Shares then held by the beneficial owner. A beneficial owner that submits its bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order to its Broker-Dealer for an auction relating to a special dividend period of more than [91] days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

A potential beneficial owner is either a customer of a Broker-Dealer that is not a beneficial owner of Preferred Shares but that wishes to purchase shares or that is a beneficial owner of shares that wishes to purchase additional shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the applicable rate for shares for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares specifying a rate higher than the maximum rate for shares on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these Auction Procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund. If a Broker-Dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such Broker-Dealer would not have knowledge of orders submitted by other Broker-Dealers in that auction. As a result of bidding by the Broker-Dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid.

There are sufficient clearing bids for shares in an auction if the number of shares subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to or exceeds the sum of the number of shares subject to sell orders and the number of shares subject to bids specifying rates or spreads higher than the maximum applicable rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders. If there are sufficient clearing bids for shares, the applicable rate for such shares for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares available for purchase in the auction.

If there are not sufficient clearing bids for shares, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. If the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the same as during the current dividend period. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the minimum dividend period and the applicable rate for the next dividend period will be 90% of the Reference Rate.

A Broker-Dealer may bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an "all-hold" auction or (iii) an applicable rate that the Broker-Dealer believes, in its sole discretion, does not reflect the market rate for the Preferred Shares at the time of the auction. A Broker-Dealer, may, but is not obligated to, advise beneficial owners of Preferred Shares that the applicable rate that would apply in an "all-hold" auction may be lower than the rate that would apply if owners submit bids and such advice, if given, may facilitate the submission of bids by owners that would avoid the occurrence of an "all-hold" auction.

The Auction Procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same day funds.

If an auction date is not a business day because the NYSE is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the auction rate for the next dividend period will be the auction rate determined on the previous auction date.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

             Holder                                Goal                                     Action
Current Holder A...........       Owns 500 shares, wants to sell all      Bid order of 4.1% rate for all 500 shares
                                  500 shares if auction rate is less
                                  than 4.1%
Current Holder B...........       Owns 300 shares, wants to hold          Hold order - will take the auction rate
Current Holder C...........       Owns 200 shares, wants to sell all      Bid order of 3.9% rate for all 200 shares
                                  200 shares if auction rate is less
                                  than 3.9%
Potential Holder D.........       Wants to buy 200 shares if auction      Places order to buy at or above 4.0%
                                  rate is equal to or greater than 4.0%
Potential Holder E.........       Wants to buy 300 shares if auction      Places order to buy at or above 3.9%
                                  rate is equal to or greater than 3.9%
Potential Holder F.........       Wants to buy 200 shares if auction      Places order to buy at or above 4.1%
                                  rate is equal to or greater than 4.1%

The lowest dividend rate that will result in all 1,000 Preferred Shares in the above example continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. Prior to 1:30 p.m., New York City time, on each auction date, or such other time on the auction date as may be specified by the Auction Agent (the "submission deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all orders obtained by it for the auction to be conducted on such auction date, designating itself (unless otherwise permitted by the Fund) as the existing holder or potential holder in respect of the Preferred Shares subject to such orders. Any order submitted by a beneficial owner or a potential beneficial owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the submission deadline for any auction date, shall be irrevocable.

If the rate per annum specified in any bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more orders of an existing holder are submitted to the Auction Agent and such orders cover in the aggregate more than the number of outstanding Preferred Shares held by such existing holder, such orders will be considered valid in the following order of priority:

          (i) any hold order will be considered valid up to and including the number of outstanding Preferred Shares held by such existing holder, provided that if more than one hold order is submitted by such existing holder and the number of Preferred Shares subject to such hold orders exceeds the number of outstanding Preferred Shares held by such existing holder, the number of Preferred Shares subject to each of such hold orders will be reduced pro rata so that such hold orders, in the aggregate, will cover exactly the number of outstanding Preferred Shares held by such existing holder;

          (ii) any bids will be considered valid, in the ascending order of their respective rates per annum if more than one bid is submitted by such existing holder, up to and including the excess of the number of outstanding Preferred Shares held by such existing holder over the number of outstanding Preferred Shares subject to any hold order referred to in clause (i) above (and if more than one bid submitted by such existing holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any bid or bids specifying a lower rate or rates per annum, the number of shares subject to each of such bids will be reduced pro rata so that such bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to bids not valid under this clause (ii) shall be treated as the subject of a bid by a potential holder; and

          (iii) any sell order will be considered valid up to and including the excess of the number of outstanding Preferred Shares held by such existing holder over the sum of the number of Preferred Shares subject to hold orders referred to in clause (i) above and the number of Preferred Shares subject to valid bids by such existing holder referred to in clause (ii) above; provided that, if more than one sell order is submitted by any existing holder and the number of Preferred Shares subject to such sell orders is greater than such excess, the number of Preferred Shares subject to each of such sell orders will be reduced pro rata so that such sell orders, in the aggregate, will cover exactly the number of Preferred Shares equal to such excess.

If more than one bid of any potential holder is submitted in any auction, each bid submitted in such auction will be considered a separate bid with the rate per annum and number of Preferred Shares therein specified.

NOTIFICATION OF RESULTS AND SETTLEMENT. The Auction Agent will advise each Broker-Dealer who submitted a bid or sell order in an auction whether such bid or sell order was accepted or rejected in whole or in part and of the applicable rate for the next dividend period for the related Preferred Shares by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the auction date for such auction. Each such Broker-Dealer that submitted an order for the account of a customer then will advise such customer whether such bid or sell order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling
Preferred Shares as a result of the auction and will advise each customer purchasing or selling Preferred Shares to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling Preferred Shares as a result of an auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's bid or sell order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a hold order in an auction on behalf of a customer also will advise such customer of the applicable rate for the next dividend period for the Preferred Shares. The Auction Agent will record each transfer of Preferred Shares on the record book of existing holders to be maintained by the Auction Agent.

In accordance with the Securities Depository's normal procedures, on the day after each auction date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of Preferred Shares as determined in such auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to Preferred Shares shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds

If any existing holder selling Preferred Shares in an auction fails to deliver such Preferred Shares, the Broker-Dealer of any person that was to have purchased Preferred Shares in such auction may deliver to such person a number of whole Preferred Shares that is less than the number of Preferred Shares that otherwise was to be purchased by such person. In such event, the number of Preferred Shares to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of Preferred Shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a beneficial owner, potential beneficial owner or their respective Agent Members to deliver Preferred Shares or to pay for Preferred Shares purchased or sold pursuant to an auction or otherwise.

SECONDARY MARKET TRADING AND TRANSFERS OF PREFERRED SHARES. The Broker-Dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the Nasdaq National Market. Investors who purchase Preferred Shares in an auction (particularly if the Fund has declared a special dividend period) should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a Broker-Dealer may, in its own discretion, decide to sell Preferred Shares in the secondary trading market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the Preferred Shares.

A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

     o pursuant to a bid or sell order placed with the Auction Agent in accordance with the Auction Procedures;

     o    to a Broker-Dealer; or

     o to such other persons as may be permitted by the Fund; provided, however, that a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the Auction Agent of such transfer.

                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of Preferred Shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders that hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level.

Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the Fund's distributions will be sufficient to avoid this tax entirely.

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund intends to take the position that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in the income of the recipient and would be taxed as ordinary income.

In general, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Since not all of the Fund's income is derived from interest, some portion of its dividends from its investment company taxable income may constitute "qualified dividend income" for federal income tax purposes and thus may be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the dividend received deduction or "DRD". In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain "qualified foreign corporations" (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class's proportionate share of such income. The Fund will designate dividends qualifying as capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes (including a redemption of Preferred Shares), as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

If, in connection with the selection of a long-term dividend period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the long-term dividend period the Fund is more likely than not to redeem the Preferred Shares during the Premium Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holder of Preferred Shares will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.

The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus.
Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code.

The  advice  was  prepared  to  support  the   promotion  or  marketing  of  the
transactions or matters addressed by the written advice.

Any person reviewing this discussion should seek advice based on such person's particular circumstances from an independent tax adviser.


                        DETERMINATION OF NET ASSET VALUE

The net asset value of common stock of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per common share of the Fund is determined as of the close of the regular trading session on the NYSE no less frequently than the last business day of each week and month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value is calculated on such earlier or later day as determined by the Advisers. The Fund calculates net asset value per common share of the Fund by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred stock from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

The Fund values its holdings by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.


                  CAPITALIZATION OF THE FUND AND OTHER MATTERS

REPURCHASE OF COMMON SHARES. Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares have in the past and may in the future trade at a discount to their net asset value. The market price of the Fund's common shares is determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund's common shareholders do not have the right to require the Fund to redeem their common shares, the Fund may take action, from time to time, to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may, but will not necessarily, have the effect of reducing any market discount from net asset value.

The acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the acquisition of common shares by the Fund may require the Fund to redeem the Preferred Shares in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of common shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board currently considers the following factors to be relevant to a potential decision to repurchase common shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act. See "U.S. Federal Taxation" for a description of the potential tax consequences of a repurchase of common shares. See "Repurchase of Shares" in the Statement of Additional Information.

CAPITALIZATION. The Charter authorizes the issuance of 250,000,000 shares of common stock, par value $0.01 per share. In 2002, Fund shareholders approved an amendment to the Fund's charter which authorizes the Board, without shareholder approval, to increase the Fund's authorized capital. Pursuant to such amendment, and in connection with a rights offering in 2002, the Board resolved to increase the authorized capital of the Fund to its current level.

RIGHTS WITH REGARD TO DIVIDENDS, VOTING AND LIQUIDATION. When issued, shares of common stock are fully paid and non-assessable. The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so (subject to the right of holders of preferred shares to elect directors) and, in such event, the holders of the remaining common shares will not be able to elect any directors.

COMMON STOCK. Although the Fund conducted a rights offerings in 2002, and may do so again in the future, the Fund has no present intention of offering any additional shares of capital stock other than the Preferred Shares described herein. Any additional offerings of shares of capital stock, if made, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's common shareholders.

The Fund's common stock traded on the NYSE from January 1974 to April 29, 2002, under the symbol "UIF". From April 30, 2002 to the present, the common stock has traded on the NYSE under the symbol "BIF". On July __, 2005, there were 11,327,784 shares of common stock issued and outstanding, the net asset value per common share was $____ and the closing price per common share on the NYSE was $_____.

PREFERRED STOCK. Under the Charter, the Board is authorized to classify and reclassify any unissued shares of the Fund's common stock as part of an issuance of preferred stock. The Board is also authorized to set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common shares and outstanding preferred shares of the Fund have no preemptive right to purchase any preferred shares that might be issued. On July __, 2005, the Board classified 10,000 of its unissued shares of common stock as preferred stock.

ANTI-TAKEOVER   PROVISIONS  OF  THE  CHARTER  AND  BY-LAWS.   At  a  meeting  of
shareholders held in May 2004, shareholders approved a comprehensive range of corporate governance proposals which abolished or changed a number of anti-takeover provisions previously adopted by the Fund. These included, among others, proposals to (i) declassify the Board, (ii) elect directors by a plurality of votes cast, (iii) permit shareholders to effect By-law amendments,
(iv) set the number of directors at exactly five, and (v) prohibit the Fund from opting into the Maryland Unsolicited Takeovers Act. Nonetheless, the Fund presently has provisions in its Charter and By-Laws which may still have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure (commonly referred to as "anti-takeover" provisions):

          (1) The Charter requires the affirmative vote of at least two-thirds of the votes entitled to be cast by holders of common stock to approve, adopt or authorize (a) certain business combinations (e.g., merger, consolidation or liquidation, or sale, lease, exchange, mortgage, pledge, transfer or other disposition of the Fund's assets, etc.); (b) voluntary liquidation or dissolution of the Fund; (c) shareholder proposals regarding investment decisions; (d) conversion from a closed-end to an open-end investment company; or (e) a self-tender for, or acquisition by the Fund of, more than 25% of the Fund's outstanding shares of stock, during any twelve-month period.

          (2) The Fund's By-laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, make it more difficult to effect a change in the Fund's business or management and could have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board, however, has considered these anti-takeover provisions and believes that they are in the best interests of shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The data in the "Financial Highlights" section of this prospectus are based upon financial statements for the 6 months ending May 31, 2005, that have not been audited and financial statements for the year ending November 30, 2004, that have been audited by ________, the Fund's independent registered public accounting firm, located at
________________, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance on their reports given on their authority as experts in auditing and accounting.

VALIDITY OF SHARES. Certain legal matters in connection with the Preferred Shares will be passed on by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, counsel to the Fund in connection with the Offering, and Venable LLP. Certain matters have been passed upon for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on the opinion of Venable LLP as to certain matters of Maryland law.

REPORTS TO SHAREHOLDERS. The Fund sends unaudited semiannual reports and audited annual reports, including lists of investments held, to shareholders.

AVAILABLE INFORMATION. The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, the Commission's New York Regional Office at 233 Broadway, New York, New York 10279 and its Chicago Regional Office at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund and the Offering is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to the Preferred Shares filed by the Fund with the Securities and Exchange Commission. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission. The Commission maintains a website (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Exchange Act.


                                  UNDERWRITING

Subject to the terms and conditions stated in the purchase agreement dated July __, 2005 (the "Purchase Agreement"), each Underwriter named below, for which [Lead Underwriter] is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such Underwriter.

        Underwriter                             Number of Preferred
                                                Shares
        [Lead Underwriter - Full Name]


        Total

The Purchase Agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation the receipt by the Underwriters of customary closing certificates, opinions and other documents, and the receipt by the Fund of Aaa and AAA ratings on the Preferred Shares by Moody's and Fitch, respectively, as of the time of the offering. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares. In the Purchase Agreement, the Fund and Advisers have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the Underwriters may be required to make for any of those liabilities

The Underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $_______ per share. The sales load the Fund will pay of $[250] per share is equal to 1% of the initial offering price of the Preferred Shares. After the Offering, the Underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the Offering on or before July ___, 2005.

The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

The Underwriters have advised the Fund that certain of the Underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission in the spring of 2004. The letters requested that each of those firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of those Underwriters conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the staff's request, those Underwriters are engaging in discussions with the staff concerning its inquiry. Neither those Underwriters nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the Preferred Shares or the auctions.

The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

The principal business address of [Lead Underwriter] is __________________.

In connection with this offering, certain of the Underwriters or dealers may distribute prospectuses electronically.

The settlement date for the purchase of the Preferred Shares will be ____________, 2005, as agreed upon by the Underwriters, the Fund and the Advisers pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

THE FUND

USE OF PROCEEDS

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT POLICIES AND TECHNIQUES

MANAGEMENT OF THE FUND

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OWNERSHIP OF THE FUND BY

DIRECTORS DIRECTOR AND OFFICER COMPENSATION COMMITTEES OF THE BOARD OF DIRECTORS

INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS COMPENSATION TO THE ADVISERS AND ADMINISTRATORS

FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS

DURATION AND TERMINATION

POTENTIAL CONFLICTS OF INTEREST

PROXY VOTING

CODE OF ETHICS

PORTFOLIO TRANSACTIONS, BROKERAGE ALLOCATION AND OTHER PRACTICES

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

RATING AGENCY GUIDELINES

REPURCHASE OF SHARES

FEDERAL INCOME TAX MATTERS.

PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

FINANCIAL STATEMENTS

ADDITIONAL INFORMATION

Appendix A - Description of Ratings

Appendix B - Proxy Voting Policies and Procedures

Appendix C - Articles Supplementary Creating and Fixing the Rights of Auction Preferred Stock

Appendix D - Settlement Procedures

                                   $25,000,000
                       BOULDER GROWTH & INCOME FUND, INC.
                         Auction Market Preferred Shares

                                  1,000 Shares

                    Liquidation Preference $25,000 Per Share

                                  July __, 2005

                    SUBJECT TO COMPLETION, DATED JULY 8, 2005


                       BOULDER GROWTH & INCOME FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

Boulder Growth & Income Fund, Inc. (the "Fund") is a closed-end, non-diversified management investment company. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated July __, 2005 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before participating in the auction market preferred shares ("Preferred Shares") offering (the "Offering") described in the Prospectus or otherwise purchasing the Fund's common stock. A copy of the Prospectus may be obtained without charge by calling the Fund's co-administrator (Fund Administrative Services, LLC) at (800)-________. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings given to them in the Prospectus.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

This Statement of Additional Information is dated July 8, 2005.


                                TABLE OF CONTENTS
THE FUND                                                                                                                 2

USE OF PROCEEDS                                                                                                          2

INVESTMENT OBJECTIVE AND POLICIES                                                                                        2

INVESTMENT POLICIES AND RESTRICTIONS                                                                                     2

INVESTMENT POLICIES AND TECHNIQUES                                                                                       3

MANAGEMENT OF THE FUND                                                                                                   9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                                                                          9

OWNERSHIP OF THE FUND BY DIRECTORS                                                                                       9

DIRECTOR AND OFFICER COMPENSATION                                                                                        10

COMMITTEES OF THE BOARD OF DIRECTORS                                                                                     11

INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS                                                                          12

COMPENSATION TO THE ADVISERS AND ADMINISTRATORS                                                                          13

FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS                          14

DURATION AND TERMINATION                                                                                                 16

POTENTIAL CONFLICTS OF INTEREST                                                                                          16

PROXY VOTING                                                                                                             17

CODE OF ETHICS                                                                                                           17

PORTFOLIO TRANSACTIONS, BROKERAGE ALLOCATION AND OTHER PRACTICES                                                         17

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES                                                      18

RATING AGENCY GUIDELINES                                                                                                 19

REPURCHASE OF SHARES                                                                                                     20

FEDERAL INCOME TAX MATTERS                                                                                               21

PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION                                                                   25

FINANCIAL STATEMENTS                                                                                                     26

ADDITIONAL INFORMATION                                                                                                   26

Appendix A - Description of Ratings
Appendix B - Proxy Voting Policies and Procedures
Appendix C - Articles Supplementary Creating and Fixing the Rights of Auction Preferred Stock
Appendix D - Settlement Procedures

                                    THE FUND

From its inception in 1972 until 2002, the Fund was called USLIFE Income Fund, Inc. (the "Predecessor Fund"). The Predecessor Fund was managed to provide "a high level of current income," was virtually 100% invested in corporate bonds and was classified as a diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"). At a special shareholder meeting held in April 2002, shareholders approved a change in the Fund's name, in the investment objective to "total return" and in the Fund's classification from diversified to non-diversified, and eliminated or changed certain of the Fund's fundamental investment policies. See "Fundamental Policies" below. After the Fund implemented these changes, the Fund's advisers liquidated a substantial portion of the Fund's bond portfolio. As of June 30, 2005, none of the Fund's assets were invested in bonds.


                                 USE OF PROCEEDS

The majority of the net proceeds of the Offering will be used to pay off $20 million drawn from a line of credit the Fund currently uses as leverage. The balance of the proceeds will be invested in accordance with the Fund's investment objective and policies as soon as practicable. The Fund anticipates that it will be able to invest substantially all of such net proceeds within approximately three months after completion of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open-end and closed-end investment companies that invest in equity and fixed-income securities.


                        INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is total return. The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, REITs and closed-end RICs. The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in the sovereign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in REITs which means it must invest more than 25% of its total assets in REITs and companies in the real estate industry. No assurance can be given that the Fund will achieve its investment objective.

The Fund is a "non-diversified" investment company, as defined in the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. However, pursuant to the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (A) not more than 25% of the Fund's total assets may be invested in securities of any one issuer (other than U.S. government securities and RICs) or of any two or more issuers controlled by the Fund which may be deemed to be engaged in the same, similar or related trades or businesses, and (B) with respect to 50% of the total value of the Fund's portfolio, (i) the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer (other than U.S. government securities and RICs), and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuations in the value of large Fund holdings.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks, primarily domestic common stocks, and secondarily in foreign common stocks denominated in foreign currencies.


                      INVESTMENT POLICIES AND RESTRICTIONS

INDUSTRY CONCENTRATION POLICY. As a matter of investment policy, the Fund is concentrated in REITs, which means it must, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry (the "Concentration Policy"). The Fund must obtain shareholder approval prior to changing this policy, thus limiting the Fund's flexibility to liquidate REITs in the future should market conditions warrant.

FUNDAMENTAL POLICIES. A number of the Fund's investment policies, listed below, are "fundamental" policies (the "Fundamental Policies"), which means that the policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

     1.   Issue any senior securities except as permitted under the 1940 Act.

     2. Invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets; provided that this limitation will not apply to REITs or related companies in the same industry as REITs.

     3. Participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may, to the extent permitted by rules, regulations or orders of the SEC, combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.

     4. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

     5. Purchase or sell real estate, except that the Fund may purchase or sell REITs and securities secured by real estate or interests therein issued by companies owning real estate or interests therein.

     6.   Purchase or sell commodities or commodity contracts.

     7.   Make loans other than  through  the  purchase  of debt  securities  in
          private  placements  and  the  loaning  of  portfolio   securities  as
          described under "Investment Objective and Policies".

     8. Borrow money in an amount exceeding the maximum permitted under the 1940 Act.

     9. Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933.

     10. Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.

     11. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Fund or its investment adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowing and to the extent related to transactions in which the Fund is authorized to engage.

With the exception of the Fund's investment objective (i.e., total return), Concentration Policy and Fundamental Policies, all other policies, statements, objectives, terms and conditions may be changed by the Fund's Board of Directors (the "Board") without shareholder approval.


                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks, primarily domestic common stocks, and secondarily in foreign common stocks denominated in foreign currencies. Common stocks include dividend-paying stocks of RICs and REITs. The portion of the Fund's assets that is not invested in common stocks may be invested in fixed income securities, cash equivalents and income-producing common stocks. The term "income-producing common stocks" includes RICs whose objective is income, REITs, and other dividend-paying common stocks, while the term "fixed income securities" includes bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

     COMMON STOCKS. The Fund may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid.

In selecting common stocks for investment, the Fund expects to focus primarily on U.S.-based companies and secondarily on the common stock of foreign companies denominated in foreign currencies. The Fund is permitted to invest without limitation in companies outside the U.S. Generally, target companies will have consistent high returns on equity, while using modest amounts of debt relative to their industries. The Fund seeks investments in businesses which the Fund's investment advisers, Boulder Investment Advisers, LLC ("BIA") and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers ("SIA") (collectively the "Advisers"), understand, which have fairly predictable and improving future earnings, and most importantly, are priced reasonably relative to the businesses' earnings and anticipated growth in earnings. The Fund will not necessarily focus its investments in "large-cap", "mid-cap" or "small-cap" companies since the Advisers believe it would be unwise to impose such investment limitations. Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

When the Fund makes an investment in a common stock, it will likely make a significant investment and typically hold it for a long period of time. In the long run, the Fund believes that value investing produces superior total returns. However, value stocks can remain undervalued for long periods of time and may never reach what the Advisers believe are their full intrinsic values, or, as with any security may decline in value. In addition, value stocks may fall out of favor with investors and may under-perform growth stocks during given periods.

     REAL ESTATE INVESTMENT TRUSTS. As a matter of investment policy, the Fund is concentrated in REITs, which means it will, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unit-holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit-holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs. The Fund invests in REITs primarily for income.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit-holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

     REGISTERED INVESTMENT COMPANIES. The Fund is permitted to invest up to 10% of its assets in other registered investment companies under the 1940 Act. The common stock of closed-end RICs can trade at a substantial discount to the underlying net asset value of the RIC, and the Fund may, from time to time, invest in common stocks issued by RICs when they are trading at discounts or when the Advisers otherwise deem market conditions appropriate. The Fund intends to normally invest in RICs that pay dividends. RICs that pay regular dividends typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. To the extent that the Fund invests in RICs, the Fund's shareholders will incur expenses with respect to both the Fund and that portion of the Fund's assets invested in other RICs. However, as common stocks of closed-end RICs can trade at substantial discounts to their underlying net asset values, the Advisers may deem the "double" expense to have minimal impact when compared to the discount at which the Fund may buy their shares. The net asset value and market value of common stock issued by RICs will fluctuate with the value of the underlying assets. The Fund may invest in the auction market preferred stock of other closed-end funds primarily as a means of investing the Fund's cash for the short-term in higher yielding alternatives to repurchase agreements or U.S. treasury securities. The Fund will consider investing cash in these instruments, and other short-term money market type alternatives, when the yield spread is adequately attractive over repurchase agreements and U.S. treasuries. The Fund generally will invest in auction market preferred stocks that are rated AAA although it may invest in lower rated securities from time to time.

     BONDS. Prior to April 26, 2002, the Fund was called USLIFE Income Fund, Inc. and was virtually 100% invested in corporate bonds. Since the Fund changed its investment objective on April 26, 2002, the Advisers have liquidated all of the Fund's bond portfolio. As of June 30, 2005, none of the Fund's assets were invested in bonds.

Bonds, or fixed income securities, are debt obligations issued by the U.S. government and its agencies, corporations, municipalities and other borrowers. The market values of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset values.

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

     PREFERRED STOCKS. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than fixed income securities. Unlike common stock, preferred securities typically do not have voting rights.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates. Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

The Fund may, from time to time, invest in preferred securities that are rated, or whose issuer's senior debt is rated, investment grade by Moody's and Standard & Poor's ("S&P") at the time of investment, although the Fund is not limited to investments in investment grade preferred securities. In addition, the Fund may acquire unrated issues that the Advisers deem to be comparable in quality to rated issues in which the Fund is authorized to invest.

     MONEY MARKET INSTRUMENTS. Under normal conditions, the Fund may hold up to 10% of its assets in cash or money market instruments. The Fund intends to invest in money market instruments pending investments in common stocks, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors. When the Advisers believe that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include:
U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-1 by S&P ; and repurchase agreements.

     REPURCHASE AGREEMENTS. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     GOVERNMENT SECURITIES. The Fund may invest in securities that include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities ("Government Securities"). Included among direct obligations of the United States are Treasury bills, Treasury notes and Treasury bonds, which differ principally in terms of their maturities. Securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds). No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

     ZERO COUPON SECURITIES. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

     BORROWINGS. The Fund reserves the right to borrow funds to the extent permitted by its Fundamental Policies. See "Fundamental Policies" above. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of capital stock of the Fund. The Fund may borrow money only in an amount up to one-third of the value of the Fund's total assets. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net asset value, market value and income available for distribution.

     LENDING OF SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund's right to vote the securities.

     SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

     ILLIQUID   SECURITIES.   The  Fund  may  invest  in  illiquid   securities.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement.

The Board has delegated the function of making day-to-day determinations of liquidity to the Advisers pursuant to guidelines approved by the Board. The Fund is a closed-end fund which means that managing liquidity for the purpose of shareholder redemptions is not an issue as it might otherwise be with an open-end fund. Accordingly, the Advisers are not constrained in this regard in their day-to-day management of the portfolio, knowing that redemptions are not an issue. Moreover, a majority of the securities in the Fund, both historically and currently, are exchange-traded securities with relatively good liquidity. In the few cases where the liquidity of certain securities is less so, the Advisers will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

     WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase and sell securities, including Government Securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


OTHER INVESTMENT TECHNIQUES AND POLICIES

     PREFERRED SHARES LEVERAGE. The Prospectus contemplates an offering whereby the Fund will be leveraged with 1,000 Preferred Shares. The Preferred Shares will be senior to the common stock and will result in the financial leveraging of the common stock. Dividends on Preferred Shares are cumulative. The Fund will be required to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to common stock shareholders and could lead to sales of portfolio securities at inopportune times. Nevertheless, the Fund's management believes that well-managed leverage can have a beneficial effect on common stock shareholders' total return. Leverage can provide enough additional income to pay a substantial portion of Fund expenses, if there is enough of a positive spread between the borrowed money and the return on the assets acquired with such monies. Use of leverage may have a number of adverse effects on the Fund and its shareholders, including: (i) leverage may magnify market fluctuations in the Fund's underlying holdings thus causing a disproportionate change in the Fund's net asset value; (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to shareholders and generally making the Fund's total return to such shareholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so; and (iv) leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the common stock to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes.

Although the Fund will focus its use of leverage on producing income, the Fund may also purchase other income producing securities (e.g., RICs, REITs and dividend-paying common stocks) or non-dividend-paying common stocks for long-term appreciation. The Fund is limited in its use of leverage to the maximum amount permitted pursuant to Section 18 of the 1940 Act.

     RISKS ASSOCIATED WITH LEVERAGE. The Preferred Shares leverage (or any other leverage) will create an opportunity for increased return but, at the same time, will involve special risk considerations. Leveraging will magnify declines as well as increases in the net asset value of the common stock and in the net return on the Fund's portfolio. Although the principal of the Fund's Preferred Shares will be fixed, the Fund's assets may change in value during the time the Preferred Shares are outstanding, thus increasing exposure to capital risk. To the extent the return derived from the assets obtained with the Preferred Shares proceeds exceeds the interest and other expenses that the Fund will have to pay, the Fund's net return will be greater than if Preferred Shares leverage was not used. Conversely, however, if the return from the assets obtained with the Preferred Shares proceeds is not sufficient to cover the dividends and cost of the Preferred Shares, the net return of the Fund will be less than if Preferred Shares leverage was not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced.

     BORROWING THROUGH REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Advisers to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian or a designated sub-custodian, containing cash or liquid obligations having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Any reverse repurchase agreements entered into by the Fund will be treated as borrowings for purposes of calculating the Fund's borrowing limitation.

                             MANAGEMENT OF THE FUND

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisers. There are five Directors of the Fund. One of the Directors is an "interested person" of the Fund (as defined in the 1940 Act). The Directors who are not "interested persons" of the Fund are referred to herein as "Independent Directors." See the "Management of the Fund" in the Prospectus for additional information about the Directors and officers of the Fund.



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of June ___, 2005, by each person who is known by the Fund to beneficially own 5% or more of the Fund's common stock.


        Name and address* of Owner      Number of Shares         Number of Shares          Percentage
                                         Directly Owned         Beneficially Owned      Beneficially Owned
Ernest Horejsi Trust No.1B (the         2,354,600               2,354,600               20.79%
"EH Trust")

Badlands Trust Company, LLC                                     ---**                   20.79%

Stewart R. Horejsi Trust No. 2A                                 ---**                   20.79%

Aggregate Shares Owned**                                        2,354,600               20.79%

_______________________

* The address of each listed owner is c/o Badlands Trust Company, LLC ("Badlands"), 3601 C Street, Suite 600, Anchorage, Alaska 99503.

** Excludes shares owned by the EH Trust. Badlands is one of three trustees of the EH Trust. Badlands is a private trust company organized under the laws of Alaska and is wholly owned by the Stewart R. Horejsi Trust No. 2A, an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue. The managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura Rhodenbaugh, Laura Tatooles, and Ron Kukes, each of whom disclaim beneficial ownership of shares owned by the EH Trust. Mr. Miller is an officer and director of Badlands. Because two of the Trust's trustees are required in order for the Trust to vote or exercise dispositive authority with respect to shares owned by the Trust, Mr. Miller disclaims beneficial ownership of such shares.

Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of June ___, 2005, Cede & Co., a nominee partnership of the Depository Trust Fund, held of record, but not beneficially, __________shares or ___% of common stock outstanding of the Fund. As of June ___, 2005, officers and Directors of the Fund, as a group, owned ____________shares of the Fund's common stock (including the aggregate shares of common stock owned by the EH Trust as set forth above), representing ______% of common stock.



                       OWNERSHIP OF THE FUND BY DIRECTORS

     Set forth in the following table are the current members of the Board together with the dollar range of equity securities beneficially owned by each Director as of December 31, 2004, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in the Fund's family of investment companies (i.e., other funds managed by BIA and SIA and which hold themselves out as related companies).

                                           Dollar Range of Equity         Aggregate Dollar Range of
                                           Securities in the Fund       Equity Securities in All Funds
                                                                         in the Family of Investment
                                                                                   Companies
        Independent Directors
----------------------------------------------------------------------------------------------------------------------
        Alfred G. Aldridge, Jr.            $10,001 to $50,000           $50,001 to $100,000

        Richard I. Barr                    $50,001 to $100,000          Over $100,000

        Joel W. Looney                     $50,001 to $100,000          Over $100,000

        Dennis R. Causier                  $0                           $0


        Interested Director
------------------------------------------------------------------------------------------------------------------------
        John S. Horejsi                    Over $100,000+               Over $100,000

+ 2,354,600 shares of the Fund are held by the EH Trust. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares. Mr. Horejsi disclaims all such beneficial ownership. Mr. Horejsi does not directly own any shares of the Fund.

     None of the Independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.



                        DIRECTOR AND OFFICER COMPENSATION

     The following table sets forth certain information regarding the compensation of the Independent Directors for the fiscal year ended November 30, 2004. No persons other than the Independent Directors, as set forth below, currently receive compensation from the Fund for acting as a Director or officer. Directors and officers of the Fund do not receive pension or retirement benefits from the Fund.

                                            Aggregate             Total Compensation from
  Name of Person and Position with the  Compensation from       the Fund and Fund Complex
                  Fund                       the Fund               Paid to Directors
------------------------------------------------------------------------------------------------
Alfred G. Aldridge, Jr., Director       $23,000                 $49,500
                                                                (2 funds)


Richard I. Barr, Director               $23,000                 $53,500
                                                                (2 funds)

Joel W. Looney, Director and Chairman   $25,000                 $53,500
of the Board                                                    (2 funds)

Dennis R. Causier, Director             $4,533                  $4,533
                                                                (1 fund)


     Each Independent Director receives a fee of $8,000 per annum plus $3,000 for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receives an additional $1,000 per meeting. Each Independent Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held eight meetings (four of which were held by telephone conference call) during the fiscal year ended November 30, 2004. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. Directors currently serving and who served less than the entire fiscal year attended at least 75% of such meetings held during their tenure as a Director. The aggregate remuneration paid to the Independent Directors of the Fund for acting as such during the fiscal year ended November 30, 2004 amounted to $75,532.97.

                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE. The Fund has an audit committee consisting solely of all of the Fund's Independent Directors (i.e., Messrs. Looney, Aldridge, Causier and Barr) (the "Audit Committee"). The purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, and the qualifications, independence and performance of the Fund's independent registered public accounting firm (the "independent accountants"). The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such independent accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter was attached as an appendix to the Fund's proxy statement in 2004. Each member of the Audit Committee is independent, as that term is defined by the New York Stock Exchange ("NYSE") Listing Standards. The Audit Committee met two times during the fiscal year ended November 30, 2004.

NOMINATING COMMITTEE. The Board has a nominating committee (the "Nominating Committee") consisting solely of the Independent Directors, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met three times during the fiscal year ended November 30, 2004.

The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

The Nominating Committee will consider director candidates recommended by shareholders (if a vacancy were to exist) and submitted in accordance with applicable law and the following procedures. Pursuant to the Fund's By-laws, at any annual meeting of the shareholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting,
(ii) by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a shareholder's notice must be delivered to the Secretary of the Fund no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the shareholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder's notice as described above.


Pursuant to the Fund's By-laws, such shareholder's notice shall set forth as to each individual whom the shareholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such shareholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

                 INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

The Fund is co-advised by Boulder Investment Advisers, LLC and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers. The Advisers have been providing advisory services to the Fund since January, 2002, and to Boulder Total Return Fund, Inc. since March, 1999. As of June ___, 2005, the Advisers had a total of $_____ million in assets under management.

BOULDER INVESTMENT ADVISERS, LLC. BIA was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the various other trusts and entities affiliated with the Horejsi family (the "Horejsi Affiliates"). The members of BIA are Evergreen Atlantic, LLC, whose address is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and the Lola Brown Trust No. 1B, whose address is c/o Badlands Trust Company, LLC, 3601 C Street, Suite 600, Anchorage, Alaska 99503 (the "Members"). Each of the Members hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Both Mr. Horejsi and John S. Horejsi, Mr. Horejsi's son and the Fund's "interested" Director, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi Affiliates which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, both Stewart R. Horejsi and John S. Horejsi may directly or indirectly benefit from the relationship between the Fund and BIA.

STEWART INVESTMENT ADVISERS. SIA is a Barbados international business company incorporated on November 12, 1996. SIA is wholly owned by the Stewart West Indies Trust (the "West Indies Trust"), an irrevocable trust domiciled in Alaska and established by Mr. Horejsi in 1996 primarily to benefit his issue. The West Indies Trust's address is c/o Badlands Trust Company, LLC, 3601 C Street, Suite 600, Anchorage, Alaska 99503. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, John S. Horejsi, Mr. Horejsi's son and the Fund's "interested" Director, is a discretionary beneficiary under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between SIA and the Fund.

SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the advisory agreement between SIA and the Fund, SIA has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

CO-ADVISORY AGREEMENTS. The Advisers and the Fund are parties to investment co-advisory agreements dated as of April 26, 2002 (the "Advisory Agreements"). Under the terms of the Advisory Agreements, the Advisers provide advisory services regarding asset allocation, manage the investment of the Fund's assets and provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as necessary for the operations of the Fund. The Advisory Agreements provide, among other things, that the Advisers will bear all expenses in connection with the performance of their services under the Advisory Agreements.

The Advisory Agreements provide that the Fund shall pay to the Advisers for their services an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly net assets, including the principal amount of leverage, if any (the "Adviser Fee"). The Adviser Fee is higher than the fees paid by most similarly situated U.S. investment companies. Under the terms of the Advisory Agreements, the Advisers share the Adviser Fee as determined by the Advisers and approved by the Board from time to time. Presently, BIA and SIA receive 25% and 75%, respectively, of the Adviser Fee. Although the Advisers intend to devote such time and effort to the business of the Fund as they deem reasonably necessary to perform their respective duties to the Fund, the services of the Advisers are not exclusive and the Advisers may provide similar services to other investment companies and other clients and may engage in other activities.

The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Advisers against any liability to the Fund to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Fund of the Advisers and their partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

PORTFOLIO MANAGERS. Stewart R. Horejsi is the Fund's primary investment manager and, together with Carl D. Johns, the Fund's Vice President and Treasurer, is responsible for the day-to-day management of the Fund's assets. Mr. Horejsi is primarily responsible for the Fund's asset allocation and Mr. Johns, also Vice President and Treasurer for BIA, is responsible for research and managing the Fund's fixed income portfolio. Messrs. Horejsi and Johns are referred to herein as the "Portfolio Managers". The Portfolio Managers act as the portfolio managers with respect to the Fund and one other registered investment company, the Boulder Total Return Fund, Inc. ("BTF"). As of November 30, 2004, BTF had total assets of approximately $_____. Mr. Horejsi also acts as portfolio manager with respect to a client of the Advisers who is a Horejsi Affiliate, the Horejsi Charitable Foundation, which has total assets of approximately $_______ as of November 30, 2004. Mr. Horejsi also acts as a financial consultant to the Horejsi Affiliates and manages their portfolios of equities having an aggregate value of approximately $_______ as of November 30, 2004.

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, and years of experience and service with the Adviser. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses. Conflicts of interest may arise in connection with the Portfolio Managers' management of the Fund's investments. This is because the Portfolio Managers also serve as portfolio managers to BTF and the other accounts described above that may have investment objectives identical or similar to those of the Fund. See "Potential Conflicts of Interest" below.

Mr. Horejsi does not directly own any shares of the Fund. However, the EH Trust, which has engaged Mr. Horejsi as a financial consultant and of which Mr. Horejsi is a discretionary beneficiary, holds 2,354,600 shares of the Fund as of November 30, 2004. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such shares which have a dollar range in excess of $1 million. Mr. Horejsi disclaims all such beneficial ownership. Mr. Johns holds between [$10,001 and $50,000] of the shares of the Fund as of November 30, 2004.

FUND ADMINISTRATIVE SERVICES, LLC. Fund Administrative Services, LLC ("FAS") is the Fund's co-administrator. FAS is a Colorado limited liability company formed in 1994. Its principal place of business is 200 S. Santa Fe, #4, Salina, KS 67401 and it has offices in Colorado at 1680 38th Street, Suite 800, Boulder, Colorado 80301. The members of FAS are Lola Brown Trust No. 1B (50%) and Evergreen Atlantic, LLC (50%). Stewart R. Horejsi, the Fund's portfolio manager, and his son John S. Horejsi, the Fund's "interested" Director, are discretionary beneficiaries of the Lola Brown Trust No. 1B, and of the trusts which own Evergreen Atlantic, LLC. The officers of FAS are Stephen C. Miller, manager; Carl Johns, assistant manager; Laura Rhodenbaugh, secretary/treasurer; and Stephanie Kelley, assistant secretary. Since January of 2002, FAS has been providing certain administrative and executive management services to the Fund, including among other things negotiation of service provider contracts, oversight of service providers, maintenance of the Fund's policies and procedures, and provision of compliance, legal and fund accounting services. FAS has also provided such administrative and executive management services to Boulder Total Return Fund, Inc. since March of 1999 and to First Financial Fund, Inc. since August of 2003.

The Fund and FAS are parties to an administration agreement dated February 1, 2004. Under the administration agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees), and therefore waives a portion of its fee should the total monthly administration expenses exceed 0.30% on an annualized basis.

INVESTORS BANK & TRUST COMPANY. Investors Bank & Trust Company ("Investors Bank"), located at 200 Clarendon Street, Boston MA 02116 serves as the Fund's co-administrator and custodian of its assets. As co-administrator, Investors Bank provides certain services including fund accounting and preparation of materials for Board meetings. Under an administration agreement and custody agreement between the Fund and Investors Bank, the Fund pays Investors Bank a combined monthly fee for both co-administrative and custodian services calculated at an annual rate of 0.058% of the value of the Fund's average monthly net assets up to $300 million and 0.04% on the value of the Fund's average monthly net assets over $300 million, or a minimum monthly fee of $10,500. Presently, because of the level of the Fund's average monthly net assets, the Fund pays the minimum fee of $10,500 monthly. In addition, Investors Bank receives certain out-of-pocket expenses, transaction fees and certain charges for securities transactions. All customary fees of the custodian are paid by the Fund.



                 COMPENSATION TO THE ADVISERS AND ADMINISTRATORS

Information is provided in this Statement of Additional Information and the Prospectus concerning the Advisers and Administrator and their agreements with the Fund. The amounts paid to such persons during the last three fiscal years or, if shorter, the period during which the entity was retained to provide services to the Fund are as follows:

Name of Entity                                                 Fees Paid by the Fund
                                                               2002               2003              2004

Boulder Investment Advisers, LLC

Stewart Investment Advisers

Fund Administrative Services, LLC                              *                  *                 *

Investors Bank & Trust Company                                 --                 --                $_**


*Prior to February 1, 2004, from fees it received under the prior administrative agreement between FAS and the Fund, FAS was required to pay substantially all fees respecting services provided to the Fund by any sub-administrators, custodian or transfer agent. Under this arrangement, out of the funds identified in the Table above, FAS paid such outsourced service providers $_______, $_______ and $______ during fiscal year 2002, 2003 and 2004, respectively. At a regular meeting of directors held on January 23, 2004, the Board approved a new administrative agreement where by the Fund would separately pay FAS and all such service providers.

** Investors Bank began providing administration services to the Fund on October 1, 2004.



        FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE
                         INVESTMENT ADVISORY AGREEMENTS

The 1940 Act requires that a fund's investment advisory agreements be approved annually by both the Board and a majority of the Independent Directors voting separately. The Independent Directors have determined that the terms of the Fund's investment advisory agreements are fair and reasonable and that the contracts are in the Fund's best interest. The Independent Directors believe that the investment advisory agreements will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. At a regularly scheduled meeting held on January 21, 2005, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

FACTORS CONSIDERED. Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund's principal shareholders; (vii) the historical relationship between the Fund and the Advisers, and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

DELIBERATIVE PROCESS. To assist the Board in its evaluation of the quality of the Advisers' services and the reasonableness of the Advisers' fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers' investment services under the Advisory Agreements. These materials included a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's performance, advisory fees and expenses to a group of funds determined to be most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"), in each case as determined by Lipper. The Lipper report also included a performance comparison for the Fund against an appropriate index. In addition, the Board received reports and presentations from the Advisers that described, among other things, the Advisers' financial condition, profitability from its relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure, and compliance policies and procedures. The Board also considered information received from the Advisers throughout the year, including investment performance and expense ratio reports for the Fund.

In advance of the January 21, 2005 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and independent legal counsel to the Independent Directors. The principal purpose of the meeting was to discuss the renewal of the Advisory Agreements and review the materials provided to the Board by the Advisers in connection with the annual review process. As a result of these discussions, the Independent Directors requested that the Advisers provide supplemental materials to assist the Board in its evaluation of the Advisory Agreements. The Board held additional discussions at the January 21, 2005 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

BOARD CONSIDERATIONS. The information below summarizes the Board's considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

     Nature, Extent and Quality of the Services Provided; Ability to Provide Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser's most recent investment adviser registration form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers' key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers' portfolio management personnel. In this regard, it was noted that the Advisers' only clients are the Fund, one other registered investment company (Boulder Total Return Fund, Inc.) and a charitable foundation affiliated with the Horejsi family. Accordingly, the Board was satisfied that the Advisers' investment personnel, including Stewart Horejsi, the Fund's principal portfolio manager, devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers' recently enhanced policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

     Investment Performance. The Board considered the investment performance of the Fund since January 2002, when the Advisers became the investment managers for the Fund, as compared to both relevant indices and the performance of the Fund's peer group universe. The Board noted favorably that for the one- and three-year periods ending December 31, 2004, the Fund's performance based upon total return ranked in the second quintile of its Universe (i.e., the upper 40% of the funds in the Universe), and had outperformed the Standard & Poor's 500 index, the Fund's primary relevant benchmark, as well as the Dow Jones Industrial Average and the Nasdaq Composite, the Fund's secondary benchmarks. The Board acknowledged that the Universe included both leveraged and non-leveraged closed-end funds to provide a more statistically significant group for comparison purposes, even though the Fund is leveraged and comparing the Fund only to Funds that use leverage may yield a different result. The Board also noted that the investment performance for the Fund continued the superior investment performance record achieved by Mr. Horejsi prior to his association with the Fund in managing his family's extensive investment portfolio. Based on these factors, the Board concluded that the overall performance results supported the renewal of the Advisory Agreements.

     Costs of Services Provided and Profits Realized by the Advisers. In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund's total expense ratio and its various components, including management fees and investment-related expenses. This information included a comparison of the Fund's various expenses to the Peer Group and the Universe. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds. The Fund's management fee expense ranked in the fifth quintile of the nine funds included in the Peer Group and in the fourth quintile of the Universe. The Board noted that the Fund's shareholders had removed most of the Fund's investment limitations, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other "sector" or "industry" oriented funds, which requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers do not participate in soft dollar or directed brokerage transactions. Instead, the Advisers bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to the Fund and decreasing the Fund's transaction expenses. It was also noted that the Advisers have historically waived fees when the Fund held significant levels of un-invested cash.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. Based on its analysis of this information, the Board determined that the level of profits earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered.

Based on these factors, the Board concluded that the fee under the Advisory Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

     Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that the Advisers' internal costs of providing investment management services to the Fund had increased, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. Based on these factors, the Board concluded that the absence of breakpoints in the Fund's current advisory fee schedule was acceptable.

     Shareholder Support and Historical Relationship with the Fund. The Board placed considerable weight on the views of the Fund's largest shareholders, which are affiliated with Mr. Horejsi and the Advisers. As of December 31, 2004, these shareholders held approximately 21% of the Fund's outstanding common shares, representing approximately $17 million of the Fund's net assets of $90 million, excluding leverage, on that date. The Board understands from Mr. Horejsi that these shareholders are supportive of the Advisers and the renewal of the Advisory Agreements. The Board also noted that the Fund had not received any negative feedback from other Fund shareholders with respect to the levels of investment management fees and expenses experienced by the Fund.

APPROVAL. The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with Fund counsel and independent counsel for the Independent Directors, of these and other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund's investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its shareholders.



                            DURATION AND TERMINATION

The terms of the Advisory Agreements were approved by the Board at a regular meeting of the Board held on January 21, 2005, including a majority of the Directors who are not parties to the agreement or "interested persons" of any such party (as such term is defined in the 1940 Act).

Each Advisory Agreement will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisers on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, each of the Advisory Agreements will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).


                         POTENTIAL CONFLICTS OF INTEREST

The Fund is managed by the Advisers, who also serve as investment advisers to another closed-end investment company and at least one other account with investment objectives identical or similar to those of the Fund. Mr. Horejsi also manages a substantial portfolio of securities for the Horejsi Affiliates. Securities frequently meet the investment objectives of the Fund, the Horejsi Affiliates and such other funds and accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary.

To the extent that more than one of the funds or accounts managed by the Advisers seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the Horejsi Affiliates and the other private account managed by the Advisers, the Horejsi Affiliates and such other private account have consented to allow the funds managed by the Adviser to complete their transactions in any particular security before the Horejsi Affiliates or such other private account will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other fund managed by the Advisers may have the same or similar investment objectives and policies as the Fund, its portfolio does not generally consist of the same investments as the Fund and its performance results are likely to differ from those of the Fund.

                                  PROXY VOTING

The Board has delegated to BIA the authority to vote proxies on behalf of the Fund. The Board has approved the proxy voting guidelines of the Fund and will review the guidelines and suggest changes they deem advisable. A summary of the Fund's and BIA's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendices B and C, respectively. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-_______, and on the Securities and Exchange Commission's website, at www.sec.gov.


                                 CODE OF ETHICS

The Fund and the Advisers have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that is applicable to officers, directors and designated employees of the Fund and the Advisers, as applicable (the "Code of Ethics"). The Code of Ethics permits such personnel to engage in personal securities transactions for their own account, including securities that may be purchased or held by the Fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The Code of Ethics is on file with, and is available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-(202)-942-8090. The Code of Ethics is also available on the EDGAR database on the Commission's internet website at http://www.sec.gov. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


        PORTFOLIO TRANSACTIONS, BROKERAGE ALLOCATION AND OTHER PRACTICES

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Advisers pursuant to authority contained in the Advisory Agreements. The Advisers seek best execution in selecting brokers and dealers to effect the Fund's transactions and negotiating prices and any brokerage commissions. The Fund may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. No separate brokerage commission is typically paid on bond transactions, which are typically executed on a principal basis, in contrast to common stock transactions, where brokerage commissions are the norm. The Fund paid $______, $______, and $______ in brokerage commissions for the fiscal years ended November 30, 2002, 2003 and 2004, respectively.

The Advisers are responsible for effecting the Fund's securities transactions and will do so in a manner it deems fair and reasonable to shareholders of the Fund and not according to any formula. The Advisers' primary considerations in selecting the manner of executing a securities transaction for the Fund are prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity, financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. The Advisers have established procedures whereby it monitors, periodically evaluates and reports to the Board the cost and quality of execution services provided by brokers selected by the Advisers to execute transactions for the Fund. The evaluation is made primarily based on a comparison of commissions charged by other broker with similar capabilities and trade execution.

There are many instances when, in the judgment of the Advisers, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services, although the Fund does not typically rely on such research. The Advisers have adopted a policy against using any kind of soft dollar arrangements. The Advisers utilize purchased research only in regards to the REIT industry, but do not use soft dollars as a means of paying for such research. Rather, the Advisers have arranged that a higher commission would be paid only with regard to REIT trades that involve REITs covered by a particular research company, in which case the Fund pays only the amount of commission typically paid to other brokers and the Advisers pay any portion of such commission that exceeds this typical brokerage commission. This policy has been disclosed to and approved by the Board. During the fiscal year ended
November 30, 2004, the Advisers directed $10,690,854 in transactions with related commissions of $14,206 to Green Street Advisers for the REIT related research described above. Of the $14,206 in commissions related to these transactions, the Advisers reimbursed the Fund for $7,103, the portion which the Advisers deemed to be in excess of the commissions the Fund would likely have paid to a broker which provided best execution.

Although the Advisory Agreements contain no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. The annual portfolio turnover rate of the Fund is generally less than 50%, excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended November 30, 2003 and November 30, 2004, the Fund's portfolio turnover rates were 40% and 33%, respectively.


       ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

GENERAL. The Depository Trust Company ("DTC" or the "Securities Depository") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that it is issued subject to the provisions restricting transfers of shares of the Preferred Shares contained in the Articles Supplementary Creating and Fixing the Rights of Auction Market Preferred Stock (the "Articles Supplementary") which is attached hereto as Appendix D. Prior to the commencement of the right of holders of the Preferred Shares to elect two of the Fund's Directors, as described under "Description of Preferred Shares -- Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares. DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

THE AUCTION AGENT. Deutsche Bank Trust Company Americas (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any broker-dealer ("Broker-Dealer") that has entered into an agreement with the Auction Agent (a "Broker-Dealer Agreement") (or other person, if permitted by the Fund) with respect to transfers described under "The Auction - Secondary Market Trading and Transfers of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:30 p.m., New York City time, on the business day preceding such Auction.

The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS. The Auction Agent, after each Auction for the Preferred Shares, will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate: (i) in the case of any Auction date immediately preceding a dividend period other than a special dividend period of less than one year, the product of (A) a fraction the numerator of which is the number of days in such dividend period (calculated by counting the date of original issue of such shares to but excluding the next succeeding dividend payment date of such shares) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000 times (D) the sum of the aggregate number of shares of outstanding Preferred Shares for which the Auction is conducted and (ii) in the case of any special dividend period of one year or more, the amount determined by mutual consent of the Fund and any such Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate Preferred Shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

Each Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.


                            RATING AGENCY GUIDELINES

The descriptions of Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") rating guidelines ("Rating Agency Guidelines") contained in this Statement of Additional Information do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary, a copy of which is attached as Appendix C to this Statement of Additional Information. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the prospectus and this Statement of Additional Information are a part and may be inspected, and copies thereof may be obtained, as described in the prospectus.

The composition of the Fund's portfolio reflects the Rating Agency Guidelines in connection with the Fund's receipt of a rating of "Aaa" and "AAA" from Moody's and Fitch, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

The Rating Agency Guidelines require that the Fund maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage required by the 1940 Act as a condition to paying dividends or other distributions on the Fund's common shares. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Advisers. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use financial leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

The Fund intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by each rating agency. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Rating Agency Guidelines do not impose any limitations on the percentage of Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of such assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Fund's assets that are eligible for inclusion in the discounted value of the Fund's portfolio under the Rating Agency Guidelines. For a more detailed description of the Rating Agency Guidelines, see the Articles Supplementary.

                              REPURCHASE OF SHARES

The Fund is a closed-end investment company and therefore its common shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that is a function of several factors, including net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, dividend stability, dividend levels (which are in turn affected by expenses), and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value (a "Discount"), the Board may consider actions that might be taken to reduce or eliminate any material Discount in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board may not decide to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any Discount.

Once the Fund issues the Preferred Shares, the Fund's ability to repurchase shares of, or tender for, its common stock may be limited by the asset coverage requirements of the 1940 Act and by asset coverage and other requirements imposed by various rating agencies. No assurance can be given that the Board will decide to undertake share repurchases or tenders or, if undertaken, that repurchases and/or tender offers will result in the Fund's common stock trading at a price that is close to, equal to or above net asset value. The Fund may borrow to finance repurchases and/or tender offers. Any tender offer made by the Fund for its shares may be at a price equal to or less than the net asset value of such shares. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a Discount will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its common shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may be helpful in reducing any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining and decrease the asset coverage of the preferred shares.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the Discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a Discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of Preferred Shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders that are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code.

The  advice  was  prepared  to  support  the   promotion  or  marketing  of  the
transactions or matters addressed by the written advice.

Any person reviewing this discussion should seek advice based on such person's particular circumstances from an independent tax adviser.

The Fund has qualified and elected to be treated each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income of the Fund, including net capital gains, distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"). In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of any one such issuer and as to which the Fund must not have held more than 10% of the outstanding voting securities of any one such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.

The American Jobs Creation Act of 2004 (the "2004 Tax Act"), which the President recently signed into law, provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the 90% income test, and for the purposes of the diversification requirements described above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund has met such distribution requirements but chooses not to distribute some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund intends to take the position that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock, similar in many material respects to the Preferred Shares, represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in the income of the recipient, and would be taxed as ordinary income.

In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Since the Fund's income is derived primarily from interest, dividends of the Fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. In addition, the Fund's dividends are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually. If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund utilizes leverage through borrowing or issuing preferred shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the Fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Sales and other dispositions of Fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

The Fund may, at its option, redeem the Preferred Shares in whole or in part subject to certain limitations and to the extent permitted under applicable law, and is required to redeem all or a portion of the Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount (as defined in the Prospectus) and the 1940 Act Preferred Share Asset Coverage (as defined in the Prospectus). Gain or loss, if any, resulting from a redemption of Preferred Shares generally will be taxed as gain or loss from the sale of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the Fund, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Fund. For the purposes of (a),
(b), and (c) above, a shareholder's ownership of common shares and Preferred Shares will be taken into account and the common shares and Preferred Shares held by persons who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions (a) through (d) are met, the redemption proceeds may be considered to be a dividend distribution taxable as ordinary income as discussed above. In addition, any declared but unpaid dividends distributed to shareholders in connection with a redemption will be taxable to shareholders as dividends as described above.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances. Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures and forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currencies may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

The federal income tax treatment of the Fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

Federal law requires that the Fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Under the provisions the 2004 Tax Act, dividends paid by the Fund to non-U.S. shareholders that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the non-U.S. shareholder. In addition, pursuant to the 2004 Tax Act, distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests" (as defined in the Code and regulations) (including certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return. The provisions contained in the 2004 Tax Act relating to distributions to shareholders who are non-U.S. persons generally will apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.


             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. From time to time, in advertisements, sales literature or reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other investment companies with similar investment objectives. For example, yield or total return of the Fund's shares may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500 Index; the Dow Jones Industrial Average; or other comparable indices or investment vehicles. In addition, the performance of the Fund's shares may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The Fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the Fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc. In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the Fund. The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since inception.

Past performance is not indicative of future results. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

THE ADVISERS. From time to time, the Advisers may use, in advertisements or information furnished to present or prospective shareholders, information regarding the Advisers including, without limitation, information regarding their investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of the Advisers' overall investment management performance contained in third-party reports or publications.


                              FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The statements of assets and liabilities and operations of the Fund as of November 30, 2004, incorporated by reference into this Statement of Additional Information have been audited by ______________ ("_____"), the Fund's independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. _____, located at ___________________, has served as the Fund's independent registered public accounting firm since January 23, 2002, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 2005. The financial statements and report of independent registered public accounting firm incorporated by reference into this Statement of Additional Information have been so incorporated and the financial highlights included in the prospectus have been so included in reliance upon the report of ________ given on their authority as experts in auditing and accounting.

INCORPORATION BY REFERENCE. The Fund's audited Portfolio of Investments and Statement of Assets and Liabilities dated November 30, 2004; audited Statement of Operations and Statement of Changes in Net Assets for the year ended November 30, 2004; and report of the independent registered public accounting firm for the year ended November 30, 2004, are included in the Fund's Annual Report for the fiscal year ended November 30, 2004, and incorporated herein by reference. The Fund's unaudited Portfolio of Investments and Statement of Assets and Liabilities dated May 31, 2005 and the unaudited Statement of Operations and Statement of Changes in Net Assets for the six months ended May 31, 2005, are included in the Fund's Semi-Annual Report for the six months ended May 31, 2005, and incorporated herein by reference You may request a free copy of this Statement of Additional Information or the Fund's annual and semi-annual reports, request other information about the Fund, or make shareholder inquiries by calling (800) 331-1710 or by writing to the Fund. This Statement of Additional Information and annual and semi-annual reports are also available free of charge on the Fund's website (http://www.boulderfunds.net) and on the Securities and Exchange Commission's website (http://www.sec.gov), which also contains other information about the Fund. You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. The Fund's registration number under the 1940 Act is 811-02328.


                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Part C.  Other Information.

Item 24.  Financial Statements and Exhibits

1.   Financial Statements:

     a.   Financial   Statements   included  in  Part  A  (Prospectus)  of  this
          Registration Statement:

          i. Financial highlights for each of the five years ended 2000, 2001, 2002, 2003, 2004 (1)

     b. Financial Statements included in Part B (Statement of Additional Information) of this Registration Statement.

          i.   Report of Independent Accountants (2)

          ii.  Statement of assets and liabilities as of November 30, 2004 (2)

          iii. Statement of operations for the year ended November 30, 2004 (2)

          iv.  Statement of cash flows for the year ended November 30, 2004 (2)

          v. Statement of changes in net assets for each of the years ended November 30, 2004 and 2003 (2)

          vi.  Schedule of Investments as of November 30, 2004 (2)

2.   Exhibits

     a.   Fund's Charter

          i.   Articles of Incorporation of the Fund (3)

          ii.  Articles of Amendment dated October 9, 1991 (3)

          iii. Articles of Amendment dated November 24, 1998 (3)

          iv.  Articles Supplementary dated January 27, 2000 (3)

          v.   Articles of Amendment dated April 26, 2002 (3)

          vi.  Articles of Amendment dated October 21, 2002 (3)

          vii. Articles of Amendment dated October 23, 2002 (3)

          viii. Articles Supplementary dated April 8, 2004 (4)

          ix.  Articles of Amendment dated May 18, 2004 (4)

          x.   Articles of Amendment and Restatement dated May 18, 2004 (4)

          xi.  Articles of Amendment dated April 25, 2005 (4)

          xii. Articles   Supplementary   Creating  and  Fixing  the  Rights  of
               Preferred Stock (5)

     b. Amended and Restated By-laws of the Fund (4)

     c. Not applicable

     d. Specimen share certificates (5)

     e. Dividend Reinvestment Plan (4)

     f. Not applicable

     g. Investment Advisory Agreements

          i. Investment Co-Advisory Agreement between the Fund and Boulder Investment Advisers, L.L.C. ("BIA") (3)

          ii. Investment Co-Advisory Agreement between the Fund and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers ("SIA") (3)

     h.   Purchase Agreement among the Fund, BIA and the Underwriters (5)

     i.   Deferred Compensation Plan of Kalman J. Cohen, Director. (3)

     j.   Custody  Agreement between the Fund and Investors Bank & Trust Company
          (4)

     k.   Other Agreements

          i.   Transfer Agency Agreement between the Fund and PFPC, Inc. (4)

          ii. Administration Agreement between the Fund and Fund Administrative Services, LLC. (4)

          iii. Amendment to Administration Agreement between the Fund and Fund Administrative Services, LLC. (4)

          iv. Administration Agreement between the Fund and Investors Bank & Trust Company (4)

          v.   Collateral Securities Account Agreement (4)

          vi. Loan and Pledge Agreement between the Fund and Custodial Trust Company (4)

          vii. Delegation Agreement between the Fund and Investors Bank & Trust Company (4)

          viii. Auction Agency Agreement between the Fund and Deutsche Bank Trust Company Americas (5)

          ix.  Broker-Dealer      Agreement     between     the     Fund     and
               _____________________. (5)

     l.   Opinions of Counsel

          i.   Opinion and consent of Paul Hastings Janofsky & Walter (5)

          ii.  Opinion and consent of Venable, Baetjer and Howard, LLP (5)

     m.   Consents to Service of Process

          i. Consent to Service of Process with respect to Dennis Causier, an independent director of the Fund (5)

          ii.  Consent to Service of Process with respect to SIA (3)

     n.   Consent of __________ (5)

     o.   Not applicable

     p.   Initial Share Purchase Agreement (5)

     q.   Not applicable

     r.   Code of Ethics of the Fund, BIA and SIA (4)

     s.   Power of Attorney (4)

(1) Incorporated herein by reference to the Registrant's Form N-CSR filed on __________, 2005 for six months ending May 31, 2005.

(2) Incorporated herein by reference to the Registrant's Form N-CSR filed on February 8, 2005 for year ending November 30, 2004.

(3) Incorporated hereby by reference to Amendment No. 8 to the Registration Statement on Form N-2/A of the Registrant filed on November 20, 2002
     (Securities Act File No. 33-100634; EDGAR Accession Number 0000950117-02-002800.

(4)  Filed herewith.

(5)  To be filed by amendment.

Item 26. Marketing Arrangements. Reference is made to the Purchase Agreement for the Fund's preferred shares to be filed by amendment to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution. The Fund expects to incur approximately $_________ of expenses in connection with the Offering. The following table identifies the significant expenses associated with the Offering.



Registration Fees                                    $
Printing Costs (other than certificates)             $
Accounting Fees and Expenses                         $
Legal Fees and Expenses                              $
Rating Agency Fees                                   $
Miscellaneous                                        $
TOTAL ESTIMATED COSTS                                $

Item 28. Persons controlled by or under common control with the Fund. The Ernest Horejsi Trust No. 1B (the "EH Trust") is the Fund's largest shareholder and has asserted the existence of control with respect to the Fund. Together with other trusts and entities affiliated with the Horejsi family (collectively, the "Horejsi Affiliates"), the EH Trust has asserted control with respect to two other investment companies, the Boulder Total Return Fund, Inc. and the First Financial Fund, Inc. The Horejsi Affiliates also own the Advisers and FAS, the Fund's co-administrator. The following table shows the relationship of each of the related companies to the Fund and each company's ownership by the Horejsi Affiliates.

                                                                Principal Shareholder(s)/Equity       Percentage of shares
                                                                           Holder(s)                  directly held in the
                                                                                                     respective company as
                                                                                                        of June 30, 2005

The Fund                                                      EH Trust                              [21%]

Boulder Total Return Fund, Inc. NYSE: BTF                     EH Trust                              [27.66%]
                                                              Lola Brown Trust No. 1B               [11.11%]
                                                              Evergreen Atlantic LLC                [2.79%]
                                                              Susan L. Ciciora Trust                [1.42%]
                                                              John S. Horejsi Trust                 [0.85%]
                                                              Evergreen Trust                       [0.51%]

First Financial Fund, Inc. NYSE: FF                           Stewart R. Horejsi Trust No. 2A       [7.36%]
                                                              EH Trust                              [7.50%]
                                                              Lola Brown Trust No. 1B               [10.18%]
                                                              Mildred Horejsi Trust                 [8.34%]
                                                              Susan L. Ciciora Trust                [5.90%]

Boulder Investment Advisers, LLC                              Lola Brown Trust No. 1B               50%
                                                              Evergreen Atlantic LLC                50%

Stewart West Indies Trading Company,  Ltd. doing business as  Stewart West Indies Trust             100%
Stewart Investment Advisers

Fund Administrative Services, LLC                             Lola Brown Trust No. 1B               50%
                                                              Evergreen Atlantic LLC                50%


The EH Trust was established by Ernest Horejsi, Stewart Horejsi's father, in 1966. It is an irrevocable grantor trust formed in Kansas but now domiciled in Alaska. The Lola Brown Trust No. 1B was established by Lola Brown, the grandmother of Stewart Horejsi, in 1967. It is an irrevocable grantor trust formed in Kansas but now domiciled in Alaska. The Susan Ciciora Trust was established by Susan Ciciora, the daughter of Stewart Horejsi, in 1998. It is an irrevocable grantor trust formed in South Dakota but now domiciled in Alaska. The John S. Horejsi Trust was established by John Horejsi, the son of Stewart Horejsi, in 1998. It is an irrevocable grantor trust formed in South Dakota but now domiciled in Alaska. The Evergreen Trust was established by Stewart Horejsi in 1995. It is an irrevocable grantor trust formed in Bermuda but now domiciled in Alaska. The Stewart R. Horejsi Trust No. 2A was established by Stewart Horejsi in 1968. It is an irrevocable grantor trust formed in Kansas but now domiciled in Alaska. The Mildred Horejsi was established by Mildred Horejsi, Stewart Horejsi's mother, in 1965. It is an irrevocable grantor trust formed in New York but now domiciled in Alaska. The Stewart West Indies Trust was established by Stewart Horejsi in 1998. It is an irrevocable grantor trust formed in South Dakota but now domiciled in Alaska. Evergreen Atlantic LLC is a Colorado family limited liability company formed in 1995. Its members are the Evergreen Trust (11%), the Susan Ciciora Trust (30%), the John S. Horejsi Trust (15%) and the Stewart West Indies Trust (44%).

Item 29.  Number of Holders of Shares.

Title of Class                                   Record Holders as of_______, 2005

Common Stock, par value $.01 per share


Item 30. Indemnification. Section 2-418 of the General Corporation Law of the State of Maryland, Article VIII of the Registrant's Articles of Incorporation (to be filed as an Exhibit to this Registration Statement), Article 5.2 of the Registrant's By-laws (to be filed as an Exhibit to this Registration), the Investment Advisory Agreements (to be filed as Exhibits to this Registration Statement) provide for indemnification. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser. Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of its investment advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed with the Securities and Exchange Commission by each of BIA (SEC File No. ________) and SIA (SEC File No. ________) pursuant to the Investment Advisers Act of 1940, as amended.

Item 32. Location of Accounts and Records.

Fund Administrative Services, L.L.C.            Co-Administrator
1680 38th Street (Suite 800)
Boulder, CO 80301

Investors Bank & Trust Company.                 Co-Administrator
200 Clarendon Street
P.O. Box 9130 Boston, MA 02117

PFPC, Inc.                                      Common Stock Transfer Agent
400 Bellevue Parkway
Wilmington, Delaware 19809

Investors Bank & Trust Company                  Custodian
200 Clarendon Street
P.O. Box 9130 Boston, MA 02117

Deutsche Bank Trust Company Americas            Preferred Stock Transfer Agent
--------------------------
New York, NY

Item 33. Management Services. Not applicable.

Item 34. Undertakings

     1. The Registrant hereby undertakes to suspend the offering of the shares until it amends its Prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant hereby undertakes that:

          a. For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance on Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder and the State of Colorado, on the 8th day of July, 2005

                           BOULDER GROWTH & INCOME FUND, INC.


                           By: /s/ Stephen C. Miller

                           President